UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Jeffrey Ringdahl, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2022

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2022 ANNUAL REPORT

August 31, 2022

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

TLC_Zeb 0822

About American Beacon Advisors Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

ZEBRA SMALL CAP EQUITY FUND

Investing in small- and micro-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

August 31, 2022 (Unaudited)

Persistently higher than desired inflation, tighter monetary policy from the Federal Reserve (“Fed”) and the war in Ukraine have negatively affected stocks for the 12-month period ended August 31, 2022. The broader market, as measured by the Russell 3000® Index, posted a 13.28% loss. Many of the other major indexes also posted double-digit declines; smaller companies fell furthest with the Russell 2000® Index down 17.88%, the Russell Midcap® Index down 14.82% and the Russell 1000® Index down 12.96%. The Value indexes significantly outperformed the Growth indexes during the rising rate environment.

Recent economic reports have reflected economic deceleration. The softer economic data was evidence that recent interest-rate hikes were resulting in weaker demand, which should help with the battle against historically high inflation. If the longer-term risk of high inflation continues onward, it would create a difficult environment for the Fed to orchestrate a “soft landing.” There is a concern the Fed may make a policy mistake by overreacting, resulting in a “hard landing,” or recession.

The strong labor market, combined with high inflation, resulted in a quick shift toward tighter monetary policy in early 2022. The Fed began to raise interest rates in March with a 25-basis-point rate increase (0.25%), followed by additional increases of 50 basis points (0.50%) in May and 75 basis points (0.75%) in both June and July. The July increase brought the federal funds rate to a range of 2.25% to 2.50%. Additionally, the Fed began reducing the size of its balance sheet in June, referred to as quantitative tightening, which is expected to add further upward pressure on interest rates. At period end, the futures market assumed the federal funds rate would reach 4.00% by the end of 2022.

The yield curve ended the period inverted, with longer-term Treasury yields pointing toward expectations of either weak economic growth and lower inflation, or to a Fed pivot; shorter-term yields would indicate the Fed may continue to struggle to curb inflation and the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned -6.54% for the twelve-month period ended August 31, 2022, compared to the Russell 1000® Value Index (the “Index”) return of -6.23% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2012 through 8/31/2022

Total Returns for the Period ended August 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 8/31/2012- 8/31/2022
R5 Class (1,2,5)	ABCIX	(6.21)%	9.91%	9.81%	10.88%	$28,080
Y Class (1,2,5)	ABCYX	(6.30)%	9.85%	9.74%	10.80%	$27,885
Investor Class (1,2,5)	ABCVX	(6.54)%	9.55%	9.45%	10.51%	$27,174
A Class with sales Charge (1,2,5)	ABCAX	(11.87)%	7.45%	8.19%	9.82%	$25,508
A Class without sales charge (1,2,5)	ABCAX	(6.48)%	9.58%	9.47%	10.47%	$27,066
C Class with sales charge (1,2,5)	ABECX	(8.22)%	8.76%	8.64%	9.64%	$25,101
C Class without sales charge (1,2,5)	ABECX	(7.22)%	8.76%	8.64%	9.64%	$25,101
R6 Class (1,4,5)	ABCRX	(6.21)%	9.96%	9.84%	10.89%	$28,116

Russell 1000® Value Index (3)		(6.23)%	8.87%	7.86%	10.52%	$27,199

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the R5 Class of the Fund was waived from 2012 through 2014, partially recovered in 2015 and fully recovered in 2016. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and fully recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012

3

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

and 2013. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014.

3.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is a trademark of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon The London Company Income Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

4.

Fund performance for the periods shown represents the returns achieved by the R5 Class from 8/31/12 up to 8/25/20, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown for periods prior to 8/25/20 may be lower than they would have been had the R6 Class been in existence since 8/31/12. A portion of the fees charged to the R6 Class of the Fund has been waived since Class inception on 8/25/20. Performance prior to waiving fees was lower than actual returns shown since 8/25/20.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.74%, 0.81%, 1.07%, 1.05%, 1.79%, and 0.75%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index mainly due to sector allocation. Security selection was positive for the period.

From a sector allocation perspective, the Fund’s significant overweight allocation to the Information Technology sector (down 20.2%) and an underweight allocation to the Energy sector (up 75.6%) detracted from performance relative to the Index. This performance was somewhat offset by an underweight allocation to the Financials sector (down 11.2%) and an overweight allocation to the Consumer Staples sector (up 3.0%).

From a security selection standpoint, the Fund’s holdings in the Information Technology and Industrials sectors were the largest contributors to the Fund’s performance relative to the Index. In the Information Technology sector, an absence from index-position Salesforce, Inc. (down 41.2%) and an overweight position in Paychex, Inc. (up 10.3%) contributed to relative performance. In the Industrials sector, an absence from index-positions General Electric Co. (down 30.1%) and The Boeing Co. (down 27.0%) helped relative returns. The aforementioned performance was somewhat offset by security selection in the Consumer Staples sector; detractors included Diageo PLC, ADR (down 6.4%), Altria Group, Inc. (down 3.1%), Nestle SA, ADR (down 5.4%) and Philip Morris International, Inc. (down 2.4%).

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
Apple, Inc.		5.2
Texas Instruments, Inc.		4.4
Johnson & Johnson		4.1
Crown Castle, Inc.		4.0
Progressive Corp.		4.0
United Parcel Service, Inc., Class B		4.0
BlackRock, Inc.		3.8
Dominion Energy, Inc.		3.8
Berkshire Hathaway, Inc., Class B		3.6
Lowe’s Cos., Inc.		3.6

Total Fund Holdings	30

4

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

Sector Allocation (% Equities)
Information Technology	22.7
Financials	13.9
Consumer Staples	10.8
Health Care	10.7
Consumer Discretionary	10.1
Industrials	9.8
Communication Services	6.8
Real Estate	4.2
Utilities	4.0
Energy	3.5
Materials	3.5

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned -14.03% for the twelve months ended August 31, 2022, outperforming its primary benchmark, the Russell 2000® Index (the “Index”), which returned -17.88% for the period. The Fund underperformed its secondary benchmark, the Russell 2000® Value Index, which returned -10.18% for the same period. Stock selection was the primary driver of outperformance versus the Index, though sector allocation also aided outperformance.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2012 through 8/31/2022

Total Returns for the Period ended August 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 8/31/2012- 8/31/2022
R5 Class (1,2,4)	AZSIX	(13.72)%	8.78%	6.62%	10.34%	$26,750
Y Class (1,2,4)	AZSYX	(13.80)%	8.67%	6.51%	10.23%	$26,481
Investor Class (1,2,4)	AZSPX	(14.03)%	8.37%	6.22%	9.92%	$25,755
A Class with sales Charge (1,2,4)	AZSAX	(18.93)%	6.28%	4.98%	9.25%	$24,213
A Class without sales charge (1,2,4)	AZSAX	(13.97)%	8.40%	6.23%	9.89%	$25,690
C Class with sales charge (1,2,4)	AZSCX	(15.64)%	7.58%	5.42%	9.06%	$23,810
C Class without sales charge (1,2,4)	AZSCX	(14.64)%	7.58%	5.42%	9.06%	$23,810

Russell 2000® Index (3)		(17.88)%	8.59%	6.95%	10.01%	$25,954
Russell 2000® Value Index (3)		(10.18)%	10.37%	6.56%	9.49%	$24,767

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge is 1.00% for C Class shares redeemed within one year of the date of purchase.

6

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

2.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.

The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index and the Russell 2000 Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Zebra Small Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.18%, 1.28%, 1.56%, 1.54%, and 2.30%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Stock selection in the Industrials and Communication Services sectors contributed the most to relative performance. In the Industrials sector, UFP Industries, Inc. (up 17.5%) and Beacon Roofing Supply, Inc. (up 10.6%) had a positive impact on performance, while positions in EW Scripps Co. (up 23.7%) and Scholastic Corp. (up 25.8%) in the Communication Services sector also contributed to relative returns. This was offset by negative stock selection in the Energy sector, where the Fund was absent from Index-position SM Energy (up 130.9%).

Sector allocation contributed to relative performance for the period. An underweight allocation to the Real Estate sector (down 17.3%) and an overweight allocation to the Consumer Staples sector (down 2.3%) contributed to relative returns. However, an overweight allocation to the Health Care sector (down 33.9%), detracted from relative performance.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time.

Top Ten Holdings (% Net Assets)
Chesapeake Energy Corp.		2.9
Otter Tail Corp.		2.5
Ovintiv, Inc.		2.5
UFP Industries, Inc.		2.1
Amkor Technology, Inc.		2.0
Beacon Roofing Supply, Inc.		1.8
ScanSource, Inc.		1.8
Ryerson Holding Corp.		1.7
Rent-A-Center, Inc.		1.6
U.S. Cellular Corp.		1.6

Total Fund Holdings	196

7

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2022 (Unaudited)

Sector Allocation (% Equities)
Financials	16.4
Health Care	16.1
Industrials	15.4
Information Technology	12.6
Consumer Discretionary	10.3
Energy	8.6
Real Estate	5.7
Materials	4.1
Consumer Staples	4.0
Utilities	3.6
Communication Services	3.2

8

American Beacon FundsSM

Expense Examples

August 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2022 through August 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

August 31, 2022 (Unaudited)

American Beacon The London Company Income Equity Fund

	Beginning Account Value 3/1/2022	Ending Account Value 8/31/2022	Expenses Paid During Period 3/1/2022-8/31/2022*
R5 Class
Actual	$1,000.00	$946.90	$3.63
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$946.80	$3.93
Hypothetical**	$1,000.00	$1,021.17	$4.08
Investor Class
Actual	$1,000.00	$945.20	$5.20
Hypothetical**	$1,000.00	$1,019.86	$5.40
A Class
Actual	$1,000.00	$945.80	$5.15
Hypothetical**	$1,000.00	$1,019.91	$5.35
C Class
Actual	$1,000.00	$941.80	$8.76
Hypothetical**	$1,000.00	$1,016.18	$9.10
R6 Class
Actual	$1,000.00	$947.20	$3.48
Hypothetical**	$1,000.00	$1,021.63	$3.62

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.80%, 1.06%, 1.05%, 1.79%, and 0.71% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Zebra Small Cap Equity Fund

	Beginning Account Value 3/1/2022	Ending Account Value 8/31/2022	Expenses Paid During Period 3/1/2022-8/31/2022*
R5 Class
Actual	$1,000.00	$900.10	$4.26
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$900.00	$4.74
Hypothetical**	$1,000.00	$1,020.22	$5.04
Investor Class
Actual	$1,000.00	$898.60	$6.08
Hypothetical**	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$898.90	$5.79
Hypothetical**	$1,000.00	$1,019.11	$6.16
C Class
Actual	$1,000.00	$895.70	$9.60
Hypothetical**	$1,000.00	$1,015.07	$10.21

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.99%, 1.27%, 1.21%, and 2.01% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for the year ended August 31, 2022, including the related notes, and the financial highlights for the year ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended August 31, 2021 and the financial highlights for each of the periods ended on or prior to August 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 29, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

11

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.11%

Communication Services - 6.45%

Diversified Telecommunication Services - 2.70%
Verizon Communications, Inc.	1,142,514	$47,768,510

Entertainment - 1.89%
Nintendo Co. Ltd., ADR	652,657	33,350,773

Media - 1.86%
Comcast Corp., Class A	909,564	32,917,121

Total Communication Services		114,036,404

Consumer Discretionary - 9.62%

Hotels, Restaurants & Leisure - 3.14%
Starbucks Corp.	660,794	55,552,952

Multiline Retail - 2.83%
Target Corp.	311,720	49,981,185

Specialty Retail - 3.65%
Lowe’s Cos., Inc.	332,136	64,480,883

Total Consumer Discretionary		170,015,020

Consumer Staples - 10.24%

Beverages - 3.36%
Diageo PLC, ADR	336,133	59,290,500

Food Products - 2.29%
Nestle SA, ADR	346,028	40,506,038

Tobacco - 4.59%
Altria Group, Inc.	921,907	41,596,444
Philip Morris International, Inc.	413,731	39,507,173

		81,103,617

Total Consumer Staples		180,900,155

Energy - 3.35%

Oil, Gas & Consumable Fuels - 3.35%
Chevron Corp.	375,088	59,286,409

Financials - 13.24%

Capital Markets - 3.77%
BlackRock, Inc.	99,797	66,503,723

Diversified Financial Services - 3.55%
Berkshire Hathaway, Inc., Class BA	223,589	62,783,791

Insurance - 5.92%
Cincinnati Financial Corp.	354,920	34,413,043
Progressive Corp.	572,755	70,248,401

		104,661,444

Total Financials		233,948,958

Health Care - 10.18%

Pharmaceuticals - 10.18%
Johnson & Johnson	445,304	71,845,347
Merck & Co., Inc.	615,525	52,541,214

See accompanying notes

12

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 95.11% (continued)

Health Care - 10.18% (continued)

Pharmaceuticals - 10.18% (continued)
Pfizer, Inc.	1,228,328	$55,557,276

		179,943,837

Total Health Care		179,943,837

Industrials - 9.29%

Air Freight & Logistics - 3.96%
United Parcel Service, Inc., Class B	359,529	69,931,986

Road & Rail - 2.75%
Norfolk Southern Corp.	200,010	48,628,431

Trading Companies & Distributors - 2.58%
Fastenal Co.	907,871	45,693,148

Total Industrials		164,253,565

Information Technology - 21.63%

Communications Equipment - 2.63%
Cisco Systems, Inc.	1,039,893	46,504,015

IT Services - 6.16%
Fidelity National Information Services, Inc.	570,593	52,135,083
Paychex, Inc.	459,886	56,722,339

		108,857,422

Semiconductors & Semiconductor Equipment - 4.38%
Texas Instruments, Inc.	469,104	77,500,672

Software - 3.24%
Microsoft Corp.	218,824	57,215,911

Technology Hardware, Storage & Peripherals - 5.22%
Apple, Inc.	587,116	92,306,377

Total Information Technology		382,384,397

Materials - 3.34%

Chemicals - 3.34%
Air Products & Chemicals, Inc.	233,992	59,071,280

Real Estate - 3.97%

Equity Real Estate Investment Trusts (REITs) - 3.97%
Crown Castle, Inc.	410,293	70,090,353

Utilities - 3.80%

Multi-Utilities - 3.80%
Dominion Energy, Inc.	821,914	67,232,565

Total Common Stocks (Cost $1,212,466,205)		1,681,162,943

SHORT-TERM INVESTMENTS - 4.49% (Cost $79,362,060)

Investment Companies - 4.49%
American Beacon U.S. Government Money Market Select Fund, 2.09%B C	79,362,060	79,362,060

TOTAL INVESTMENTS - 99.60% (Cost $1,291,828,265)		1,760,525,003
OTHER ASSETS, NET OF LIABILITIES - 0.40%		7,043,265

TOTAL NET ASSETS - 100.00%		$1,767,568,268

Percentages are stated as a percent of net assets.

See accompanying notes

13

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2022

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Long Futures Contracts Open on August 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	396	September 2022	$75,719,322	$78,338,700	$2,619,378

			$75,719,322	$78,338,700	$2,619,378

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2022, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,681,162,943	$-	$-	$1,681,162,943
Short-Term Investments	79,362,060	-	-	79,362,060

Total Investments in Securities – Assets	$1,760,525,003	$-	$-	$1,760,525,003

Financial Derivative Instruments - Assets
Futures Contracts	$2,619,378	$-	$-	$2,619,378

Total Financial Derivative Instruments - Assets	$2,619,378	$-	$-	$2,619,378

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47%

Communication Services - 3.17%

Diversified Telecommunication Services - 0.20%
Cogent Communications Holdings, Inc.	1,635	$87,064

Interactive Media & Services - 0.14%
Cargurus, Inc.A	3,264	61,037

Media - 1.18%
Digital Media Solutions, Inc., Class AA B	14,789	19,078
Scholastic Corp.	7,238	332,296
Thryv Holdings, Inc.A	6,767	173,100

		524,474

Wireless Telecommunication Services - 1.65%
U.S. Cellular Corp.A	25,512	729,388

Total Communication Services		1,401,963

Consumer Discretionary - 10.15%

Auto Components - 2.37%
Dorman Products, Inc.A	2,278	206,501
Gentherm, Inc.A	2,349	140,705
Patrick Industries, Inc.	9,935	526,257
Standard Motor Products, Inc.	4,764	174,839

		1,048,302

Diversified Consumer Services - 0.07%
American Public Education, Inc.A	3,014	31,135

Hotels, Restaurants & Leisure - 0.43%
Accel Entertainment, Inc.A	9,316	87,664
Biglari Holdings, Inc., Class BA	404	54,483
Monarch Casino & Resort, Inc.A	773	46,681

		188,828

Household Durables - 1.20%
Bassett Furniture Industries, Inc.	3,983	75,916
Cavco Industries, Inc.A	846	197,973
Hooker Furnishings Corp.	5,331	84,603
Universal Electronics, Inc.A	3,001	66,712
VOXX International Corp.A	10,719	103,331

		528,535

Internet & Direct Marketing Retail - 0.58%
Duluth Holdings, Inc., Class BA	8,449	74,942
Lands’ End, Inc.A	13,274	183,447

		258,389

Leisure Products - 1.80%
Acushnet Holdings Corp.	8,193	390,396
Escalade, Inc.	3,729	43,667
Johnson Outdoors, Inc., Class A	1,507	92,138
Malibu Boats, Inc., Class AA	2,947	176,908
MasterCraft Boat Holdings, Inc.A	3,821	92,048

		795,157

Specialty Retail - 3.10%
America’s Car-Mart, Inc.A	1,864	150,257
National Vision Holdings, Inc.A	8,044	267,302

See accompanying notes

15

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Consumer Discretionary - 10.15% (continued)

Specialty Retail - 3.10% (continued)
OneWater Marine, Inc., Class AA	5,783	$230,453
Rent-A-Center, Inc.	28,053	724,889

		1,372,901

Textiles, Apparel & Luxury Goods - 0.60%
Steven Madden Ltd.	7,663	223,070
Vera Bradley, Inc.A	10,911	43,208

		266,278

Total Consumer Discretionary		4,489,525

Consumer Staples - 3.91%

Beverages - 1.23%
Coca-Cola Consolidated, Inc.	902	427,846
National Beverage Corp.	2,089	115,856

		543,702

Food & Staples Retailing - 2.18%
HF Foods Group, Inc.A	9,439	48,044
Ingles Markets, Inc., Class A	4,663	408,152
Village Super Market, Inc., Class A	7,017	154,234
Weis Markets, Inc.	4,562	354,513

		964,943

Food Products - 0.17%
John B Sanfilippo & Son, Inc.	902	72,818

Personal Products - 0.33%
Inter Parfums, Inc.	851	66,821
USANA Health Sciences, Inc.A	1,233	79,553

		146,374

Total Consumer Staples		1,727,837

Energy - 8.49%

Energy Equipment & Services - 0.27%
RPC, Inc.	15,070	119,807

Oil, Gas & Consumable Fuels - 8.22%
California Resources Corp.	7,433	371,353
Chesapeake Energy Corp.B	12,623	1,268,485
Chord Energy Corp.	1,816	257,055
Magnolia Oil & Gas Corp., Class A	7,920	189,050
Matador Resources Co.	5,385	320,946
Ovintiv, Inc.	21,132	1,122,954
REX American Resources Corp.A	3,479	105,414

		3,635,257

Total Energy		3,755,064

Financials - 16.15%

Banks - 9.46%
American National Bankshares, Inc.	2,891	95,201
Arrow Financial Corp.	4,026	129,275
Business First Bancshares, Inc.	7,511	177,184
Capital Bancorp, Inc.	6,970	172,647
Civista Bancshares, Inc.	5,169	109,324
CNB Financial Corp.	7,365	193,847

See accompanying notes

16

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Financials - 16.15% (continued)

Banks - 9.46% (continued)
Community Trust Bancorp, Inc.	5,281	$223,122
Enterprise Bancorp, Inc.	3,967	127,658
Equity Bancshares, Inc., Class A	5,501	171,796
Farmers National Banc Corp.	8,342	119,207
Fidelity D&D Bancorp, Inc.	1,468	58,720
Financial Institutions, Inc.	6,127	159,486
First Bancorp, Inc.	2,974	86,246
First Community Bankshares, Inc.	4,369	137,755
First Savings Financial Group, Inc.	1,105	25,216
Guaranty Bancshares, Inc.	3,283	113,756
HBT Financial, Inc.	8,004	144,712
Metrocity Bankshares, Inc.	5,369	107,326
Mid Penn Bancorp, Inc.	4,819	140,185
MidWestOne Financial Group, Inc.	6,177	188,399
Northrim BanCorp, Inc.	2,807	113,824
Origin Bancorp, Inc.	6,355	259,602
Orrstown Financial Services, Inc.	4,769	122,706
Peoples Financial Services Corp.	1,952	95,023
RBB Bancorp	6,009	132,799
Sierra Bancorp	4,986	103,310
South Plains Financial, Inc.	7,448	202,064
Summit Financial Group, Inc.	4,911	140,062
Univest Financial Corp.	9,671	239,841
West BanCorp, Inc.	3,781	93,050

		4,183,343

Capital Markets - 0.38%
Diamond Hill Investment Group, Inc.	985	168,484

Consumer Finance - 0.36%
Oportun Financial Corp.A	31,050	158,666

Diversified Financial Services - 0.40%
Alerus Financial Corp.	7,495	178,081

Insurance - 2.57%
Investors Title Co.	1,429	210,563
Maiden Holdings Ltd.A	39,450	89,946
National Western Life Group, Inc., Class A	3,548	675,220
Trean Insurance Group, Inc.A	36,181	161,005

		1,136,734

Thrifts & Mortgage Finance - 2.98%
Bridgewater Bancshares, Inc.A	7,138	122,631
FS Bancorp, Inc.	4,159	123,564
Home Bancorp, Inc.	2,848	111,186
Luther Burbank Corp.	15,567	204,083
Merchants Bancorp	15,032	405,413
Southern Missouri Bancorp, Inc.	2,374	125,181
Waterstone Financial, Inc.	12,857	222,298

		1,314,356

Total Financials		7,139,664

Health Care - 15.86%

Biotechnology - 8.43%
ACADIA Pharmaceuticals, Inc.A	9,836	161,605

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Health Care - 15.86% (continued)

Biotechnology - 8.43% (continued)
Alkermes PLCA	27,237	$644,700
Anika Therapeutics, Inc.A	2,695	60,907
CareDx, Inc.A	3,850	75,422
Catalyst Pharmaceuticals, Inc.A	9,035	122,334
Coherus Biosciences, Inc.A	12,649	141,416
Eagle Pharmaceuticals, Inc.A	1,795	58,822
Emergent BioSolutions, Inc.A	25,408	610,300
Halozyme Therapeutics, Inc.A	6,920	281,852
Insmed, Inc.A	4,013	98,800
MiMedx Group, Inc.A	26,935	95,081
Myriad Genetics, Inc.A	15,448	345,108
Organogenesis Holdings, Inc.A	32,833	117,870
Vanda Pharmaceuticals, Inc.A	11,518	121,860
Vericel Corp.A	2,324	57,984
Vir Biotechnology, Inc.A	25,418	603,678
Xencor, Inc.A	4,877	128,704

		3,726,443

Health Care Equipment & Supplies - 1.69%
Atrion Corp.	114	68,850
Axogen, Inc.A	7,098	66,508
Bioventus, Inc., Class AA B	14,614	106,828
Cardiovascular Systems, Inc.A	6,260	82,695
LeMaitre Vascular, Inc.	1,734	85,625
Orthofix Medical, Inc.A	7,187	143,021
STAAR Surgical Co.A	1,580	149,452
Surmodics, Inc.A	1,266	42,652

		745,631

Health Care Providers & Services - 2.85%
CorVel Corp.A	2,097	325,832
Innovage Holding Corp.A B	66,784	245,097
National Research Corp.	1,899	64,775
OPKO Health, Inc.A B	287,567	626,896

		1,262,600

Health Care Technology - 1.28%
Computer Programs & Systems, Inc.A	4,255	129,820
HealthStream, Inc.A	6,303	139,485
NextGen Healthcare, Inc.A	17,277	296,128

		565,433

Pharmaceuticals - 1.61%
Corcept Therapeutics, Inc.A	7,557	195,121
Harmony Biosciences Holdings, Inc.A	2,836	124,529
Phibro Animal Health Corp., Class A	26,517	392,717

		712,367

Total Health Care		7,012,474

Industrials - 15.16%

Air Freight & Logistics - 0.35%
Radiant Logistics, Inc.A	22,075	154,525

Building Products - 2.76%
Gibraltar Industries, Inc.A	3,575	149,614
Simpson Manufacturing Co., Inc.	1,730	160,267
UFP Industries, Inc.	11,478	911,238

		1,221,119

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Industrials - 15.16% (continued)

Commercial Services & Supplies - 1.65%
Brady Corp., Class A	3,504	$163,076
BrightView Holdings, Inc.A	25,684	259,922
Cimpress PLCA	5,379	180,627
Interface, Inc.	11,379	127,104

		730,729

Construction & Engineering - 0.34%
IES Holdings, Inc.A	4,943	150,218

Electrical Equipment - 0.20%
Preformed Line Products Co.	1,135	88,303

Machinery - 2.42%
Alamo Group, Inc.	1,177	153,905
Franklin Electric Co., Inc.	2,559	222,249
Mueller Industries, Inc.	8,183	516,920
Shyft Group, Inc.	3,166	75,826
Tennant Co.	1,681	101,448

		1,070,348

Professional Services - 1.86%
Atlas Technical Consultants, Inc.A	5,966	50,830
Forrester Research, Inc.A	1,220	50,740
Kelly Services, Inc., Class A	28,697	462,309
Kforce, Inc.	2,803	153,380
Resources Connection, Inc.	5,425	106,004

		823,263

Road & Rail - 0.96%
PAM Transportation Services, Inc.A	2,360	70,115
Universal Logistics Holdings, Inc.	9,668	352,979

		423,094

Trading Companies & Distributors - 4.62%
Applied Industrial Technologies, Inc.	4,517	478,893
Beacon Roofing Supply, Inc.A	14,290	784,664
Distribution Solutions Group, Inc.A	1,451	57,663
DXP Enterprises, Inc.A	4,509	119,849
Rush Enterprises, Inc., Class A	12,721	598,650

		2,039,719

Total Industrials		6,701,318

Information Technology - 12.41%

Communications Equipment - 1.17%
Casa Systems, Inc.A	28,873	112,027
DZS, Inc.A	8,194	109,062
Ribbon Communications, Inc.A	84,580	296,876

		517,965

Electronic Equipment, Instruments & Components - 4.02%
ePlus, Inc.A	11,050	520,676
FARO Technologies, Inc.A	2,064	69,247
OSI Systems, Inc.A	4,610	384,106
ScanSource, Inc.A	27,694	802,295

		1,776,324

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Information Technology - 12.41% (continued)

IT Services - 2.11%
Brightcove, Inc.A	9,204	$61,115
CSG Systems International, Inc.	5,515	319,043
Hackett Group, Inc.	4,400	90,332
TTEC Holdings, Inc.	8,855	463,559

		934,049

Semiconductors & Semiconductor Equipment - 2.71%
Amkor Technology, Inc.	43,072	867,039
FormFactor, Inc.A	6,025	176,412
Semtech Corp.A	3,379	156,076

		1,199,527

Software - 2.14%
Alarm.com Holdings, Inc.A	3,710	247,086
Altair Engineering, Inc., Class AA	2,798	145,524
Appfolio, Inc., Class AA	1,077	109,186
Benefitfocus, Inc.A B	7,998	59,265
CommVault Systems, Inc.A	3,819	207,333
OneSpan, Inc.A	5,292	60,911
SPS Commerce, Inc.A	964	117,724

		947,029

Technology Hardware, Storage & Peripherals - 0.26%
Avid Technology, Inc.A	4,141	113,256

Total Information Technology		5,488,150

Materials - 4.02%

Chemicals - 1.05%
Hawkins, Inc.	2,657	101,816
Innospec, Inc.	2,690	251,408
Tredegar Corp.	10,995	112,259

		465,483

Containers & Packaging - 0.56%

Myers Industries, Inc.	6,496	125,503
TriMas Corp.	4,407	121,280

		246,783

Metals & Mining - 2.41%
Olympic Steel, Inc.	11,307	297,600
Ryerson Holding Corp.	26,861	765,539

		1,063,139

Total Materials		1,775,405

Real Estate - 5.65%

Equity Real Estate Investment Trusts (REITs) - 2.58%
Alexander’s, Inc.	392	92,865
Diversified Healthcare Trust	223,983	327,015
Franklin Street Properties Corp.	17,278	48,551
Industrial Logistics Properties Trust	5,576	41,764
PotlatchDeltic Corp.	11,427	530,441
Saul Centers, Inc.	2,298	101,779

		1,142,415

See accompanying notes

20

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 98.47% (continued)

Real Estate - 5.65% (continued)

Real Estate Management & Development - 3.07%
Forestar Group, Inc.A	37,219	$463,004
Kennedy-Wilson Holdings, Inc.	9,274	162,852
Marcus & Millichap, Inc.	12,615	471,549
RMR Group, Inc., Class A	9,925	258,447

		1,355,852

Total Real Estate		2,498,267

Utilities - 3.50%

Electric Utilities - 3.50%
MGE Energy, Inc.	5,782	445,330
Otter Tail Corp.	14,563	1,100,089

		1,545,419

Total Utilities		1,545,419

Total Common Stocks (Cost $49,221,117)		43,535,086

SHORT-TERM INVESTMENTS - 1.54% (Cost $679,676)

Investment Companies - 1.54%
American Beacon U.S. Government Money Market Select Fund, 2.09%C D	679,676	679,676

SECURITIES LENDING COLLATERAL - 0.42% (Cost $187,107)

Investment Companies - 0.42%
American Beacon U.S. Government Money Market Select Fund, 2.09%C D	187,107	187,107

TOTAL INVESTMENTS - 100.43% (Cost $(50,087,900))		44,401,869
LIABILITIES, NET OF OTHER ASSETS - (0.43%)		(189,390)

TOTAL NET ASSETS - 100.00%		$44,212,479

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at August 31, 2022.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on August 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Russell 2000 Index Futures	8	September 2022	$802,304	$737,840	$(64,464)

			$802,304	$737,840	$(64,464)

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.

See accompanying notes

21

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2022, the investments were classified as described below:
Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$43,535,086	$-	$-	$43,535,086
Short-Term Investments	679,676	-	-	679,676
Securities Lending Collateral	187,107	-	-	187,107

Total Investments in Securities - Assets	$44,401,869	$-	$-	$44,401,869

Financial Derivative Instruments - Liabilities
Futures Contracts	$(64,464)	$-	$-	$(64,464)

Total Financial Derivative Instruments - Liabilities	$(64,464)	$-	$-	$(64,464)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2022

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$1,681,162,943	$43,535,086
Investments in affiliated securities, at fair value‡	79,362,060	866,783
Cash collateral held at broker for futures contracts	4,609,000	51,000
Dividends and interest receivable	3,457,866	69,842
Deposits with broker for futures contracts	-	59,769
Receivable for fund shares sold	1,377,206	2,773
Receivable for tax reclaims	348,437	-
Receivable for expense reimbursement (Note 2)	-	758
Receivable for variation margin on open futures contracts (Note 5)	2,620,241	-
Prepaid expenses	64,721	48,202

Total assets	1,773,002,474	44,634,213

Liabilities:
Payable for fund shares redeemed	724,301	50,721
Payable for expense recoupment (Note 2)	167	-
Cash due to broker for futures contracts	3,235,607	-
Management and sub-advisory fees payable (Note 2)	1,036,280	35,749
Service fees payable (Note 2)	108,150	4,924
Transfer agent fees payable (Note 2)	105,821	4,528
Payable upon return of securities loaned (Note 9)§	-	187,107
Custody and fund accounting fees payable	100,676	15,321
Professional fees payable	77,731	53,187
Payable for prospectus and shareholder reports	39,340	5,161
Payable for variation margin from open futures contracts (Note 5)	-	64,441
Other liabilities	6,133	595

Total liabilities	5,434,206	421,734

Net assets	$1,767,568,268	$44,212,479

Analysis of net assets:
Paid-in-capital	$1,256,918,081	$48,342,736
Total distributable earnings (deficits)A	510,650,187	(4,130,257)

Net assets	$1,767,568,268	$44,212,479

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	24,104,415	198,427

Y Class	47,700,499	2,302,302

Investor Class	2,207,113	809,995

A Class	6,660,086	98,549

C Class	2,894,030	123,232

R6 Class	47,843	N/A

Net assets:
R5 Class	$512,217,743	$2,502,769

Y Class	$1,007,455,843	$29,219,646

Investor Class	$46,690,436	$9,906,080

A Class	$139,898,234	$1,209,144

C Class	$60,287,047	$1,374,840

R6 Class	$1,018,965	N/A

Net asset value, offering and redemption price per share:
R5 Class	$21.25	$12.61

Y Class	$21.12	$12.69

Investor Class	$21.15	$12.23

A Class	$21.01	$12.27

A Class (offering price)	$22.29	$13.02

C Class	$20.83	$11.16

R6 Class	$21.30	N/A

† Cost of investments in unaffiliated securities	$1,212,466,205	$49,221,117
‡ Cost of investments in affiliated securities	$79,362,060	$866,783
§ Fair value of securities on loan	$-	$2,175,628
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2022

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$42,247,011		$926,811
Dividend income from affiliated securities (Note 2)	316,720		3,352
Income derived from securities lending (Note 9)	9,765		6,087

Total investment income	42,573,496		936,250

Expenses:
Management and sub-advisory fees (Note 2)	11,807,874		541,748
Transfer agent fees:
R5 Class (Note 2)	157,004		1,188
Y Class (Note 2)	969,376		38,001
Investor Class	3,395		2,285
A Class	5,835		201
C Class	3,636		452
Custody and fund accounting fees	212,769		37,541
Professional fees	208,092		48,122
Registration fees and expenses	115,233		71,744
Service fees (Note 2):
Investor Class	184,057		44,908
A Class	125,214		1,072
C Class	51,060		1,668
Distribution fees (Note 2):
A Class	359,540		3,603
C Class	747,496		16,373
Prospectus and shareholder report expenses	79,938		12,250
Trustee fees (Note 2)	150,454		4,962
Loan expense (Note 10)	6,996		1,048
Other expenses	169,361		18,370

Total expenses	15,357,330		845,536

Net fees waived and expenses (reimbursed) (Note 2)	(136	)A	(202,356)

Net expenses	15,357,194		643,180

Net investment income	27,216,302		293,070

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	52,536,626		6,968,379
Commission recapture (Note 1)	15,449		–
Futures contracts	(7,006,993)		(287,592)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(194,594,048)		(14,232,404)
Futures contracts	804,591		(61,731)

Net (loss) from investments	(148,244,375)		(7,613,348)

Net (decrease) in net assets resulting from operations	$(121,028,073)		$(7,320,278)

† Foreign taxes	$148,975		$–
A The Manager voluntarily reimbursed service fees in the amount of $11 for The London Company Income Equity Fund.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$27,216,302	$23,684,970	$293,070	$388,747
Net realized gain from investments in unaffiliated securities, commission recapture, and futures contracts	45,545,082	16,605,433	6,680,787	22,616,115
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(193,789,457)	303,898,885	(14,294,135)	11,654,074

Net increase (decrease) in net assets resulting from operations	(121,028,073)	344,189,288	(7,320,278)	34,658,936

Distributions to shareholders:
Total retained earnings:
R5 Class	(10,084,212)	(9,588,649)	(3,453,066)	(206,993)
Y Class	(23,157,262)	(24,276,436)	(12,649,752)	(342,285)
Investor Class	(1,022,529)	(1,244,574)	(4,238,125)	(119,653)
A Class	(2,784,832)	(2,734,059)	(503,111)	(10,167)
C Class	(924,056)	(1,610,235)	(594,281)	(621)
R6 Class	(10,966)	(60,238)	–	–

Net distributions to shareholders	(37,983,857)	(39,514,191)	(21,438,335)	(679,719)

Capital share transactions (Note 11):
Proceeds from sales of shares	514,783,827	465,944,842	11,719,209	18,805,585
Reinvestment of dividends and distributions	27,704,622	28,262,886	19,455,311	512,230
Cost of shares redeemed	(363,345,302)	(372,013,780)	(44,586,119)	(35,514,731)

Net increase (decrease) in net assets from capital share transactions	179,143,147	122,193,948	(13,411,599)	(16,196,916)

Net increase (decrease) in net assets	20,131,217	426,869,045	(42,170,212)	17,782,301

Net assets:
Beginning of year	1,747,437,051	1,320,568,006	86,382,691	68,600,390

End of year	$1,767,568,268	$1,747,437,051	$44,212,479	$86,382,691

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

1.   Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of August 31, 2022, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposed limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework used by funds to comply with Section 18 of the Act, and required funds whose use of derivatives was more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financials.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The London Company Income Equity Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Zebra Small Cap Equity Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulation, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earning and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedules:

The London Company of Virginia, LLC

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

Zebra Capital Management, LLC

First $350 million	0.55%
Next $400 million	0.50%
Over $750 million	0.45%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2022 were as follows:

The London Company Income Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$6,325,839
Sub-Advisor Fees	0.31%	5,482,035

Total	0.66%	$11,807,874

Zebra Small Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$211,959
Sub-Advisor Fees	0.55%	329,789

Total	0.90%	$541,748

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended August 31, 2022, the Manager received securities lending fees of $1,060 and $833 for the securities lending activities of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$1,067,100
Zebra Small Cap Equity	36,580

As of August 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$93,367
Zebra Small Cap Equity	2,943

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with an August 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	The London Company Income Equity	$79,362,060	$-	$-	$316,720	$79,362,060
U.S. Government Money Market Select	Direct	Zebra Small Cap Equity	679,676	-	-	3,352	679,676
U.S. Government Money Market Select	Securities Lending	Zebra Small Cap Equity	187,107	-	-	N/A	187,107

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
The London Company Income Equity	$60,701	$871	$61,572
Zebra Small Cap Equity	896	65	961

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended August 31, 2022, the Zebra Small Cap Equity Fund borrowed on average $1,253,200 for 20 days at an average interest rate of 0.92% with interest charges of $601. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ended August 31, 2022, The London Company Income Equity Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through December 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended August 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	9/1/2021 - 12/28/2021	12/29/2021 - 8/31/2022	Reimbursed Expenses	(Recouped) Expenses
The London Company Income Equity	R6	0.71%	0.71%	$125	$(178	)*	2024-2025
Zebra Small Cap Equity	R5	0.89%	0.89%	30,909	(700	)*	2024-2025
Zebra Small Cap Equity	Y	0.99%	0.99%	119,925	-		2024-2025
Zebra Small Cap Equity	Investor	1.27%	1.27%	40,923	-		2024-2025
Zebra Small Cap Equity	A	1.21%	1.21%	5,047	-		2024-2025
Zebra Small Cap Equity	C	2.02%	2.01%	5,552	-		2024-2025

* These amounts represent Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statements of Operations.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Of the above amounts, $167 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at August 31, 2022 for The London Company Income Equity Fund and $758 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at August 31, 2022 for the Zebra Small Cap Equity Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
The London Company Income Equity	$178	$1,597	$–	2023-2024
Zebra Small Cap Equity	700	–	190,197	2021-2022
Zebra Small Cap Equity	-	216,267	–	2022-2023
Zebra Small Cap Equity	-	240,623	–	2023-2024

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2022, RID collected $16,700 and $280 for The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended August 31, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended August 31, 2022, CDSC fees of $6,043 and $284 were collected for the C Class Shares of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of August 31, 2022, one shareholder has been identified as representing an unaffiliated significant ownership of approximately 5% for The London Company Income Equity Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance,

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Notes to Financial Statements

August 31, 2022

or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and

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August 31, 2022

less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

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Notes to Financial Statements

August 31, 2022

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended August 31, 2022, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2022
The London Company Income Equity	284
Zebra Small Cap Equity	8

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

The London Company Income Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2022:
Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$2,619,378	$2,619,378

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August 31, 2022

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2022:
Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(7,006,993)	$(7,006,993)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$804,591	$804,591

Zebra Small Cap Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2022:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(64,464)	$(64,464)

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2022:

Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(287,592)	$(287,592)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(61,731)	$(61,731)
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2022.

The London Company Income Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$2,619,378	$-

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,619,378	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,619,378)	$-

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August 31, 2022

Zebra Small Cap Equity Fund

Offsetting of Financial and Derivative Assets as of August 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$-	$(64,464)

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$(64,464)

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$64,464

	Remaining Contractual Maturity of the Agreements As of August 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$187,107	$-	$-	$-	$187,107

Total Borrowings	$187,107	$-	$-	$-	$187,107

Gross amount of recognized liabilities for securities lending transactions					$187,107

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

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August 31, 2022

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

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Notes to Financial Statements

August 31, 2022

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund

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American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

42

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

The tax character of distributions paid were as follows:

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$8,716,681	$6,953,504	$2,622,418	$206,993
Y Class	19,705,676	17,410,483	9,606,808	342,285
Investor Class	846,004	853,906	3,215,447	119,653
A Class	2,318,579	1,907,406	382,012	10,167
C Class	668,534	862,187	448,526	621
R6 Class	10,296	59,408	–	–
Long-term capital gains
R5 Class	1,367,531	2,635,145	830,648	–
Y Class	3,451,586	6,865,953	3,042,944	–
Investor Class	176,525	390,668	1,022,678	–
A Class	466,253	826,653	121,099	–
C Class	255,522	748,048	145,755	–
R6 Class	670	830	–	–

Total distributions paid	$37,983,857	$39,514,191	$21,438,335	$679,719

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$1,295,188,772	$512,613,434	$(47,277,203)	$465,336,231
Zebra Small Cap Equity	51,368,348	3,131,958	(10,098,437)	(6,966,479)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
The London Company Income Equity	$465,336,231	$–	$45,313,956	$–	$–	$510,650,187
Zebra Small Cap Equity	(6,966,479)	701,529	2,134,690	–	3	(4,130,257)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from equalization distributions as of August 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
The London Company Income Equity	$–	$–
Zebra Small Cap Equity	2,740,175	(2,740,175)

43

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2022, the Funds did not have any capital loss carryforwards.

8.   Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended August 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
The London Company Income Equity	$273,199,842	$148,478,552
Zebra Small Cap Equity	64,032,199	98,019,976

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2022 were as follows:

Fund	Type of Transaction	August 31, 2021 Shares/Fair Value	Purchases	Sales	August 31,2022 Shares/Fair Value
The London Company Income Equity	Direct	$41,839,633	$383,337,265	$345,814,838	$79,362,060
The London Company Income Equity	Securities Lending	-	53,354,485	53,354,485	-
Zebra Small Cap Equity	Direct	1,474,315	34,061,447	34,856,086	679,676
Zebra Small Cap Equity	Securities Lending	-	2,627,514	2,440,407	187,107

9.   Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In

44

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of August 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$2,175,628	$187,107	$2,093,726	$2,280,833

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.   Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

45

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

During the year ended August 31, 2022, the Funds did not utilize these facilities.

11.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	8,731,016	$200,187,617	4,226,610	$85,157,993
Reinvestment of dividends	386,278	8,911,328	439,870	8,905,041
Shares redeemed	(2,966,892)	(66,786,938)	(2,797,419)	(56,908,287)

Net increase in shares outstanding	6,150,402	$142,312,007	1,869,061	$37,154,747

	Y Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	11,774,920	$266,133,381	14,562,115	$292,167,220
Reinvestment of dividends	698,955	16,048,663	794,540	15,995,315
Shares redeemed	(10,200,486)	(230,166,232)	(11,096,506)	(227,964,321)

Net increase in shares outstanding	2,273,389	$52,015,812	4,260,149	$80,198,214

	Investor Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	315,514	$7,140,546	1,112,285	$21,939,061
Reinvestment of dividends	42,907	990,170	60,137	1,207,720
Shares redeemed	(600,113)	(13,689,477)	(922,778)	(18,891,565)

Net increase (decrease) in shares outstanding	(241,692)	$(5,558,761)	249,644	$4,255,216

	A Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,471,995	$32,986,667	2,282,299	$47,021,405
Reinvestment of dividends	46,968	1,074,415	55,188	1,103,509
Shares redeemed	(1,140,713)	(25,681,422)	(942,027)	(19,539,900)

Net increase in shares outstanding	378,250	$8,379,660	1,395,460	$28,585,014

	C Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	316,784	$7,172,286	461,084	$9,458,611
Reinvestment of dividends	29,224	670,900	50,733	993,719
Shares redeemed	(1,197,370)	(26,765,991)	(1,830,800)	(37,323,480)

Net (decrease) in shares outstanding	(851,362)	$(18,922,805)	(1,318,983)	$(26,871,150)

	R6 Class
	Year Ended August 31,
	2022		2021
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	51,746	$1,163,330	506,297	$10,200,552
Reinvestment of dividends	409	9,146	2,686	57,582
Shares redeemed	(11,603)	(255,242)	(506,958)	(11,386,227)

Net increase (decrease) in shares outstanding	40,552	$917,234	2,025	$(1,128,093)

46

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

	R5 Class
	Year Ended August 31,
	2022		2021
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	36,261	$570,667	241,989	$4,232,051
Reinvestment of dividends	100,473	1,479,971	2,821	48,460
Shares redeemed	(1,094,911)	(19,877,454)	(463,118)	(9,069,023)

Net (decrease) in shares outstanding	(958,177)	$(17,826,816)	(218,308)	$(4,788,512)

	Y Class
	Year Ended August 31,
	2022		2021
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	574,961	$8,654,632	608,192	$10,980,585
Reinvestment of dividends	852,984	12,649,753	19,327	333,970
Shares redeemed	(1,142,579)	(16,915,622)	(1,157,899)	(20,690,831)

Net increase (decrease) in shares outstanding	285,366	$4,388,763	(530,380)	$(9,376,276)

	Investor Class
	Year Ended August 31,
	2022		2021
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	150,227	$2,093,804	187,371	$3,183,225
Reinvestment of dividends	295,265	4,228,195	7,071	119,441
Shares redeemed	(433,870)	(7,096,412)	(259,155)	(4,714,580)

Net increase (decrease) in shares outstanding	11,622	$(774,413)	(64,713)	$(1,411,914)

	A Class
	Year Ended August 31,
	2022		2021
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	10,179	$145,874	18,272	$354,570
Reinvestment of dividends	35,036	503,111	576	9,751
Shares redeemed	(25,422)	(356,297)	(27,586)	(485,602)

Net increase (decrease) in shares outstanding	19,793	$292,688	(8,738)	$(121,281)

	C Class
	Year Ended August 31,
	2022		2021
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	15,382	$254,232	3,149	$55,154
Reinvestment of dividends	45,261	594,281	38	608
Shares redeemed	(26,382)	(340,334)	(32,864)	(554,695)

Net increase (decrease) in shares outstanding	34,261	$508,179	(29,677)	$(498,933)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

47

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of period	$23.16	$19.14	$18.26	$18.13	$16.13

Income (loss) from investment operations:
Net investment income	0.37	0.35	0.36	0.37	0.35
Net gains (losses) on investments (both realized and unrealized)	(1.77)	4.23	2.07	0.42	2.00

Total income (loss) from investment operations	(1.40)	4.58	2.43	0.79	2.35

Less distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.38)	(0.39)	(0.35)
Distributions from net realized gains	(0.14)	(0.21)	(1.17)	(0.27)	–

Total distributions	(0.51)	(0.56)	(1.55)	(0.66)	(0.35)

Net asset value, end of period	$21.25	$23.16	$19.14	$18.26	$18.13

Total returnB	(6.21)%	24.40%	13.81%	4.78%	14.75%

Ratios and supplemental data:
Net assets, end of period	$512,217,743	$415,873,245	$307,794,240	$236,601,692	$240,244,700
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.74%	0.74%	0.75%	0.73%	0.73%
Expenses, net of reimbursements and/or recoupments	0.74%	0.74%	0.75%	0.73%	0.73%
Net investment income, before expense reimbursements and/or recoupments	1.63%	1.66%	1.99%	2.09%	2.08%
Net investment income, net of reimbursements and/or recoupments	1.63%	1.66%	1.99%	2.09%	2.08%
Portfolio turnover rate	9%	7%	21%	23%	16%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of period	$23.03	$19.02	$18.16	$18.04	$16.05

Income (loss) from investment operations:
Net investment income	0.35	0.33	0.34	0.36	0.34
Net gains (losses) on investments (both realized and unrealized)	(1.76)	4.23	2.06	0.41	1.99

Total income (loss) from investment operations	(1.41)	4.56	2.40	0.77	2.33

Less distributions:
Dividends from net investment income	(0.36)	(0.34)	(0.37)	(0.38)	(0.34)
Distributions from net realized gains	(0.14)	(0.21)	(1.17)	(0.27)	–

Total distributions	(0.50)	(0.55)	(1.54)	(0.65)	(0.34)

Net asset value, end of period	$21.12	$23.03	$19.02	$18.16	$18.04

Total returnA	(6.30)%	24.43%	13.70%	4.68%	14.69%

Ratios and supplemental data:
Net assets, end of period	$1,007,455,843	$1,045,963,233	$783,186,967	$666,792,661	$572,315,652
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.80%	0.81%	0.81%	0.80%	0.79%
Expenses, net of reimbursements and/or recoupments	0.80%	0.81%	0.81%	0.80%	0.79%
Net investment income, before expense reimbursements and/or recoupments	1.56%	1.60%	1.94%	2.03%	2.00%
Net investment income, net of reimbursements and/or recoupments	1.56%	1.60%	1.94%	2.03%	2.00%
Portfolio turnover rate	9%	7%	21%	23%	16%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

49

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$23.06	$19.05	$18.19	$18.06	$16.07

Income (loss) from investment operations:
Net investment income	0.29	0.28	0.30	0.31	0.30
Net gains (losses) on investments (both realized and unrealized)	(1.76)	4.23	2.06	0.43	1.98

Total income (loss) from investment operations	(1.47)	4.51	2.36	0.74	2.28

Less distributions:
Dividends from net investment income	(0.30)	(0.29)	(0.33)	(0.34)	(0.29)
Distributions from net realized gains	(0.14)	(0.21)	(1.17)	(0.27)	–

Total distributions	(0.44)	(0.50)	(1.50)	(0.61)	(0.29)

Net asset value, end of period	$21.15	$23.06	$19.05	$18.19	$18.06

Total returnA	(6.54)%	24.07%	13.38%	4.45%	14.37%

Ratios and supplemental data:
Net assets, end of period	$46,690,436	$56,472,628	$41,904,048	$24,993,208	$28,343,428
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06%	1.07%	1.07%	1.06%	1.05%
Expenses, net of reimbursements and/or recoupments	1.06%	1.07%	1.07%	1.06%	1.05%
Net investment income, before expense reimbursements and/or recoupments	1.29%	1.33%	1.67%	1.75%	1.75%
Net investment income, net of reimbursements and/or recoupments	1.29%	1.33%	1.67%	1.75%	1.75%
Portfolio turnover rate	9%	7%	21%	23%	16%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

50

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31, 2022
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$22.90	$18.93	$18.08	$17.96	$15.98

Income (loss) from investment operations:
Net investment income	0.29	0.28	0.30	0.31	0.31
Net gains (losses) on investments (both realized and unrealized)	(1.74)	4.19	2.05	0.42	1.96

Total income (loss) from investment operations	(1.45)	4.47	2.35	0.73	2.27

Less distributions:
Dividends from net investment income	(0.30)	(0.29)	(0.33)	(0.34)	(0.29)
Distributions from net realized gains	(0.14)	(0.21)	(1.17)	(0.27)	–

Total distributions	(0.44)	(0.50)	(1.50)	(0.61)	(0.29)

Net asset value, end of period	$21.01	$22.90	$18.93	$18.08	$17.96

Total returnA	(6.48)%	24.04%	13.44%	4.43%	14.41%

Ratios and supplemental data:
Net assets, end of period	$139,898,234	$143,875,366	$92,490,860	$60,146,845	$60,465,593
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.05%	1.05%	1.04%	1.05%	1.03%
Expenses, net of reimbursements and/or recoupments	1.05%	1.05%	1.04%	1.05%	1.03%
Net investment income, before expense reimbursements and/or recoupments	1.31%	1.36%	1.71%	1.77%	1.75%
Net investment income, net of reimbursements and/or recoupments	1.31%	1.36%	1.71%	1.77%	1.75%
Portfolio turnover rate	9%	7%	21%	23%	16%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$22.72	$18.78	$17.94	$17.83	$15.87

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.14	0.17	0.16
Net gains (losses) on investments (both realized and unrealized)	(1.70)	4.19	2.06	0.42	1.97

Total income (loss) from investment operations	(1.61)	4.29	2.20	0.59	2.13

Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.19)	(0.21)	(0.17)
Distributions from net realized gains	(0.14)	(0.21)	(1.17)	(0.27)	–

Total distributions	(0.28)	(0.35)	(1.36)	(0.48)	(0.17)

Net asset value, end of period	$20.83	$22.72	$18.78	$17.94	$17.83

Total returnA	(7.22)%	23.14%	12.59%	3.64%	13.53%

Ratios and supplemental data:
Net assets, end of period	$60,287,047	$85,083,300	$95,091,128	$126,444,587	$132,511,310
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.78%	1.79%	1.81%	1.82%	1.81%
Expenses, net of reimbursements and/or recoupments	1.78%	1.79%	1.81%	1.82%	1.81%
Net investment income, before expense reimbursements and/or recoupments	0.56%	0.62%	0.94%	1.01%	0.98%
Net investment income, net of reimbursements and/or recoupments	0.56%	0.62%	0.94%	1.01%	0.98%
Portfolio turnover rate	9%	7%	21%	23%	16%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended August 31,			August 25, 2020A to August 31,

	2022		2021	2020

Net asset value, beginning of period	$23.22		$19.13	$18.99

Income (loss) from investment operations:
Net investment income (loss)	0.39	B	2.03	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.79)		2.59	0.15

Total income (loss) from investment operations	(1.40)		4.62	0.14

Less distributions:
Dividends from net investment income	(0.38)		(0.32)	-
Distributions from net realized gains	(0.14)		(0.21)	-

Total distributions	(0.52)		(0.53)	-

Net asset value, end of period	$21.30		$23.22	$19.13

Total returnC	(6.21)%		24.62%	0.74	%D

Ratios and supplemental data:
Net assets, end of period	$1,018,965		$169,279	$100,763
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.73%		0.75%	0.85	%E
Expenses, net of reimbursements and/or recoupments	0.71%		0.71%	0.71	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.75%		1.64%	(3.83	)%E
Net investment income (loss), net of reimbursements and/or recoupments	1.77%		1.68%	(3.69	)%E
Portfolio turnover rate	9%		7%	21	%D

A	Effective date of class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

53

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$20.93	$13.77		$14.22	$18.32	$16.04

Income (loss) from investment operations:
Net investment income	0.48	0.12	B	0.14	0.09	0.11
Net gains (losses) on investments (both realized and unrealized)	(2.44)	7.19		(0.51)	(2.62)	3.44

Total income (loss) from investment operations	(1.96)	7.31		(0.37)	(2.53)	3.55

Less distributions:
Dividends from net investment income	(0.12)	(0.15)		(0.08)	(0.09)	(0.03)
Distributions from net realized gains	(6.24)	-		-	(1.48)	(1.24)

Total distributions	(6.36)	(0.15)		(0.08)	(1.57)	(1.27)

Net asset value, end of period	$12.61	$20.93		$13.77	$14.22	$18.32

Total returnC	(13.72)%	53.31%		(2.70)%	(12.94)%	22.98%

Ratios and supplemental data:
Net assets, end of period	$2,502,769	$24,213,159		$18,929,000	$24,989,951	$11,722,213
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.22%	1.18%		1.17%	1.22%	1.23%
Expenses, net of reimbursements and/or recoupmentsD	0.89%	0.89%		0.89%	0.89%	0.90%
Net investment income, before expense reimbursements and/or recoupments	0.32%	0.31	%B	0.54%	0.57%	0.30%
Net investment income, net of reimbursements and/or recoupments	0.65%	0.60	%B	0.82%	0.90%	0.64%
Portfolio turnover rate	108%	104%		106%	93%	74%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes a significant dividend payment from Tredegar Corp. amounting to $0.0381.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

54

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$21.04	$13.85		$14.32	$18.45	$16.17

Income (loss) from investment operations:
Net investment income	0.09	0.12	A	0.11	0.13	0.08
Net gains (losses) on investments (both realized and unrealized)	(2.08)	7.22		(0.50)	(2.69)	3.47

Total income (loss) from investment operations	(1.99)	7.34		(0.39)	(2.56)	3.55

Less distributions:
Dividends from net investment income	(0.12)	(0.15)		(0.08)	(0.09)	(0.03)
Distributions from net realized gains	(6.24)	-		-	(1.48)	(1.24)

Total distributions	(6.36)	(0.15)		(0.08)	(1.57)	(1.27)

Net asset value, end of period	$12.69	$21.04		$13.85	$14.32	$18.45

Total returnB	(13.80)%	53.22%		(2.82)%	(13.02)%	22.79%

Ratios and supplemental data:
Net assets, end of period	$29,219,646	$42,440,351		$35,283,932	$40,575,598	$47,832,660
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.33%	1.28%		1.26%	1.24%	1.27%
Expenses, net of reimbursements and/or recoupmentsC	0.99%	0.99%		0.99%	0.99%	1.00%
Net investment income, before expense reimbursements and/or recoupments	0.22%	0.24	%A	0.45%	0.55%	0.26%
Net investment income, net of reimbursements and/or recoupments	0.56%	0.53	%A	0.72%	0.80%	0.54%
Portfolio turnover rate	108%	104%		106%	93%	74%

A	Net investment income includes a significant dividend payment from Tredegar Corp. amounting to $0.0421.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

55

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2022	2021			2020	2019	2018

Net asset value, beginning of period	$20.53	$13.54			$14.03	$18.14	$15.95

Income (loss) from investment operations:
Net investment income	0.06	0.02	A		0.06	0.12	0.02
Net gains (losses) on investments (both realized and unrealized)	(2.02)	7.11			(0.49)	(2.68)	3.43

Total income (loss) from investment operations	(1.96)	7.13			(0.43)	(2.56)	3.45

Less distributions:
Dividends from net investment income	(0.10)	(0.14)			(0.06)	(0.07)	(0.02)
Distributions from net realized gains	(6.24)	–			–	(1.48)	(1.24)

Total distributions	(6.34)	(0.14)			(0.06)	(1.55)	(1.26)

Net asset value, end of period	$12.23	$20.53			$13.54	$14.03	$18.14

Total returnB	(14.03)%	52.84%			(3.12)%	(13.26)%	22.47%

Ratios and supplemental data:
Net assets, end of period	$9,906,080	$16,391,734			$11,690,371	$12,486,352	$10,398,506
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.60%	1.56%			1.60%	1.50%	1.44%
Expenses, net of reimbursements and/or recoupmentsC	1.27%	1.27%			1.27%	1.27%	1.28%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.04)%	(0.07)%		A	0.11%	0.27%	0.08%
Net investment income, net of reimbursements and/or recoupments	0.29%	0.22	%A		0.44%	0.50%	0.24%
Portfolio turnover rate	108%	104%			106%	93%	74%

A	Net investment income includes a significant dividend payment from Tredegar Corp. amounting to $0.0411.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

56

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2022	2021		2020		2019		2018

Net asset value, beginning of period	$20.58	$13.57		$14.05		$18.15		$15.96

Income (loss) from investment operations:
Net investment income	0.29	0.05	A B	0.06	A	0.08	A	0.03	A
Net gains (losses) on investments (both realized and unrealized)	(2.24)	7.09		(0.49)		(2.64)		3.42

Total income (loss) from investment operations	(1.95)	7.14		(0.43)		(2.56)		3.45

Less distributions:
Dividends from net investment income	(0.12)	(0.13)		(0.05)		(0.06)		(0.02)
Distributions from net realized gains	(6.24)	–		–		(1.48)		(1.24)

Total distributions	(6.36)	(0.13)		(0.05)		(1.54)		(1.26)

Net asset value, end of period	$12.27	$20.58		$13.57		$14.05		$18.15

Total returnC	(13.97)%	52.80%		(3.10)%		(13.26)%		22.43%

Ratios and supplemental data:
Net assets, end of period	$1,209,144	$1,621,044		$1,187,137		$2,693,316		$5,063,046
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.56%	1.54%		1.47%		1.53%		1.54%
Expenses, net of reimbursements and/or recoupmentsD	1.21%	1.23	%E	1.29%		1.29%		1.29%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.01)%	(0.05	)%B	0.23%		0.27%		(0.04)%
Net investment income, net of reimbursements and/or recoupments	0.34%	0.26	%B	0.41%		0.51%		0.20%
Portfolio turnover rate	108%	104%		106%		93%		74%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Tredegar Corp. amounting to $0.0439.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

57

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$19.29		$12.73		$13.23	$17.26	$15.32

Income (loss) from investment operations:
Net investment (loss)	(0.06	)A	(0.36	)B	(0.30)	(0.06)	(0.09	)A
Net gains (losses) on investments (both realized and unrealized)	(1.83)		6.93		(0.20)	(2.49)	3.27

Total income (loss) from investment operations	(1.89)		6.57		(0.50)	(2.55)	3.18

Less distributions:
Dividends from net investment income	–		(0.01)		–	–	–
Distributions from net realized gains	(6.24)		–		–	(1.48)	(1.24)

Total distributions	(6.24)		(0.01)		–	(1.48)	(1.24)

Net asset value, end of period	$11.16		$19.29		$12.73	$13.23	$17.26

Total returnC	(14.64)%		51.59%		(3.78)%	(13.97)%	21.55%

Ratios and supplemental data:
Net assets, end of period	$1,374,840		$1,716,403		$1,509,950	$2,370,089	$3,286,562
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.35%		2.30%		2.28%	2.29%	2.29%
Expenses, net of reimbursements and/or recoupmentsD	2.01%		2.03	%E	2.04%	2.04%	2.05%
Net investment (loss), before expense reimbursements and/or recoupments	(0.81)%		(0.79	)%B	(0.57)%	(0.49)%	(0.78)%
Net investment (loss), net of reimbursements and/or recoupments	(0.47)%		(0.52	)%B	(0.33)%	(0.24)%	(0.53)%
Portfolio turnover rate	108%		104%		106%	93%	74%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Tredegar Corp. amounting to $0.0358.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

58

American Beacon FundsSM

Federal Tax Information

August 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	5.56%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Small Cap Equity	6.02%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$5,718,086
Zebra Small Cap Equity	$5,163,124

Short-Term Capital Gain Distributions:

The London Company Income Equity	$5,049,469
Zebra Small Cap Equity	$15,895,756

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

59

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon The London Company Income Equity Fund (“TLC Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, The London Company of Virginia, LLC (“TLC”), and the Trust, on behalf of the TLC Fund; and

(3) the Investment Advisory Agreement among the Manager, Zebra Capital Management, LLC (“Zebra”), and the Trust, on behalf of the Zebra Fund. TLC and Zebra are hereinafter each referred to as a “sub-advisor” and collectively as the “sub-advisors.”

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded

60

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for each Fund; (3) the profits, if any, earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives, as applicable; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of a Fund relative to the performance of the Fund’s benchmark index and, with respect to the TLC Fund, a composite of comparable investment accounts managed by TLC. Additionally, the Board considered the performance of the Zebra Fund relative to a secondary index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Profits Realized by the Manager from its Relationship with the Funds. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to the TLC Fund and sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to the Zebra Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the

61

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each share class of the Zebra Fund and one share class of the TLC Fund, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by Zebra that it does not manage any comparable client accounts, and by TLC regarding the fee rates charged to certain other client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the sub-advisory fee schedule for each Fund. The Board also considered that the TLC Fund’s asset level had exceeded all applicable breakpoints, but the Zebra Fund’s asset level had not reached the first breakpoint. With respect to the Zebra Fund, the Board considered Zebra’s representation that Zebra may experience economies of scale in connection with the services that it provides to the Zebra Fund if the assets under management in the Zebra Fund grow over time, and that the Zebra Fund’s sub-advisory fee rate reflects anticipated economies of scale.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that TLC and Zebra benefit from soft dollar arrangements for proprietary and/or third party research. Based on the foregoing

62

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund

In considering the renewal of the Agreements for the TLC Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

63

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the Manager’s recommendation to continue to retain TLC.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and TLC under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the TLC Fund and its shareholders would benefit from the Manager’s and TLC’s continued management of the TLC Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Agreements for the Zebra Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	4	th Quintile

The Board also considered: (1) Zebra’s representation that it does not manage a comparable account in the same strategy as it manages the Zebra Fund; and (2) the Manager’s recommendation to continue to retain Zebra.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and Zebra under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Zebra Fund and its shareholders would benefit from the Manager’s and Zebra’s continued management of the Zebra Fund.

64

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

65

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

66

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018-2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (64)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990-2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

67

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

68

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

69

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

70

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

71

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022-Present) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director, Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

72

American Beacon FundsSM

Privacy Policy

August 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately 60 days after the end of each quarter for the Zebra Small Cap Equity Fund and 20 days after the end of each month for The London Company Income Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 8/22

American Beacon®
FUNDS

2022 ANNUAL REPORT

August 31, 2022

SIM_SPFR 0822

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

SIM HIGH YIELD OPPORTUNITIES FUND

Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SOUND POINT FLOATING RATE INCOME FUND

Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner, and the value of the collateral may not cover the amount owed on the loan. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors August 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Global Bond Market Overview

August 31, 2022 (Unaudited)

The U.S. fixed-income markets struggled for the 12-month period ended August 31, 2022, as the Bloomberg U.S. Aggregate Index returned -11.52%, the ICE BofA U.S. High Yield Index returned -10.43% and the Credit Suisse Leveraged Loan Index returned 0.18%.

Recent economic reports have reflected economic deceleration. The softer economic data was evidence that recent interest-rate hikes were resulting in weaker demand, which should help with the battle against historically high inflation. If the longer-term risk of high inflation continues onward, it would create a difficult environment for the Federal Reserve to orchestrate a “soft landing.” There is a concern the Fed may make a policy mistake by overreacting, resulting in a “hard landing,” or recession.

The strong labor market, combined with high inflation, resulted in a quick shift toward tighter monetary policy in early 2022. The Fed began to raise interest rates in March with a 25-basis-point rate increase (0.25%), followed by additional increases of 50 basis points (0.50%) in May and 75 basis points (0.75%) in both June and July. The July increase brought the federal funds rate to a range of 2.25% to 2.50%. Additionally, the Fed began reducing the size of its balance sheet in June, referred to as quantitative tightening, which is expected to add further upward pressure on interest rates. At period end, the futures market assumed the federal funds rate would reach 4.00% by the end of 2022.

The yield curve ended the period inverted, with longer-term Treasury yields pointing toward expectations of either weak economic growth and lower inflation, or to a Fed pivot; shorter-term yields would indicate the Fed may continue to struggle to curb inflation and the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2022 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned -7.20% for the twelve-month period ending August 31, 2022. The Fund outperformed the ICE BofA US High Yield Index (the “Index”) which returned -10.43% during the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 8/31/2012 through 8/31/2022

Total Returns for the Period ended August 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 8/31/2012- 08/31/2022
R5 Class (1,2,4)	SHOIX	-6.82%	3.46%	4.23%	5.62%	$17,282
Y Class (1,2,4)	SHOYX	-6.72%	3.47%	4.21%	5.57%	$17,199
Investor Class (1,2,4)	SHYPX	-7.20%	3.05%	3.85%	5.26%	$16,701
A Class with sales Charge (1,2,4)	SHOAX	-11.58%	1.42%	2.81%	4.68%	$15,801
A Class without sales charge (1,2,4)	SHOAX	-7.17%	3.08%	3.82%	5.19%	$16,582
C Class with sales charge (1,2,4)	SHOCX	-8.77%	2.38%	3.15%	4.46%	$15,465
C Class without sales charge (1,2,4)	SHOCX	-7.77%	2.38%	3.15%	4.46%	$15,465

ICE BofA US High Yield Index (3)		-10.43%	0.80%	2.43%	4.44%	$15,440

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived since 2020. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Investor Class of the Fund was waived in 2011 and 2012, partially recovered in 2013, fully recovered in 2016 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from 2011 through 2013, fully recovered in 2015 and waived in 2016 and since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the A and C Classes of the Fund was waived from 2011 through 2014, partially recovered

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2022 (Unaudited)

in 2015, fully recovered in 2016 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated, below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.82%, 0.89%, 1.16%, 1.14%, 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Issue selection within the Fund’s Service, Energy, and Consumer sectors contributed the most to the Fund’s returns relative to the Index; issue selection was positive across all sectors the Fund invested in during the period.

From a sector allocation perspective, the Fund’s overweight allocation to the Service sector and underweight allocation to the Energy sector detracted from relative performance. On the other hand, an overweight allocation to the Transportation sector and an underweight allocation to the Finance sector contributed positively to the Fund’s relative returns.

From a credit quality issue selection standpoint, issue selection within the Not-rated and BB-rated credit categories contributed positively to relative performance. Conversely, security selection within the BBB-rated credit category detracted slightly from relative returns.

From a credit quality allocation perspective, the Fund’s underweight allocation to the CC-rated and CCC-rated credit categories contributed positively to the Fund’s relative performance. On the other hand, an overweight allocation to the Not-rated credit category detracted marginally from the Fund’s returns relative to the Index.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Baytex Energy Corp., 8.750%, Due 4/1/2027		2.1
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 10.750%, Due 7/1/2025		2.0
Scorpio Tankers, Inc., 3.000%, Due 05/15/2025		2.0
Euronav Luxembourg SA, 6.250%, Due 9/14/2026		1.9
SeaWorld Parks & Entertainment, Inc., 5.250%, Due 8/15/2029		1.7
Station Casinos LLC, 4.500%, Due 2/15/2028		1.7
Boyd Gaming Corp., 4.750%, Due 6/15/2031		1.7
TTM Technologies, Inc., 4.000%, Due 3/1/2029		1.6
Select Medical Corp., 6.250%, Due 8/15/2026		1.6
Pediatrix Medical Group, Inc., 5.375%, Due 2/15/2030		1.6

Total Fund Holdings	95

Sector Allocation (% Investments)
Consumer, Non-Cyclical		30.3
Energy		18.4
Consumer, Cyclical		16.7
Industrial		13.9
Technology		8.4
Communications		6.6
Financial		5.2
Real Estate		0.5

Country Allocation (% Fixed Income)
United States		81.0
Canada		9.9
Monaco		2.2
United Kingdom		2.0
China/Hong Kong		2.0
Chile		1.3
Norway		0.9
Netherlands		0.7

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2022 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned -4.22% for the twelve months ended August 31, 2022. The Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 0.18% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 12/3/2012 through 8/31/2022

Total Returns for the Period ended August 31, 2022

	Ticker	1 Year	3 Years	5 Years	Since Inception 12/3/2012	Value of $10,000 12/3/2012- 08/31/2022
R5 Class (1,2,6)	SPFLX	-3.88%	0.68%	1.69%	3.88%	$14,496
Y Class (1,2,3,6)	SPFYX	-3.93%	0.58%	1.61%	3.80%	$14,387
Investor Class (1,2,3,6)	SPFPX	-4.22%	0.29%	1.34%	3.63%	$14,149
A Class with sales Charge (1,2,3,6)	SOUAX	-6.55%	-0.51%	0.85%	3.35%	$13,782
A Class without sales charge (1,2,3,6)	SOUAX	-4.14%	0.33%	1.37%	3.62%	$14,141
C Class with sales charge (1,2,3,6)	SOUCX	-5.95%	-0.43%	0.59%	3.08%	$13,444
C Class without sales charge (1,2,3,6)	SOUCX	-4.95%	-0.43%	0.59%	3.08%	$13,444
SP Class (1,2,4,6)	SPFRX	-4.20%	1.19%	1.89%	3.90%	$14,511

Credit Suisse Leveraged Loan Index (5)		0.18%	3.01%	3.54%	3.94%	$14,577

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

A portion of the fees charged to the R5 Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of the fees charged to the Investor Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived since 2021. Performance prior to waiving fees was lower than returns shown for periods when waivers were in effect. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception through 2016, fully recovered in 2017 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2022 (Unaudited)

for periods when waivers were in effect. A portion of the fees charged to A and C Classes was waived from Fund inception through 2016, partially recovered in 2017 and 2018 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the SP Class of the Fund was waived from Fund inception through 2016, partially recovered from 2017 through 2019 and waived since 2021. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

3.

Fund performance represents the returns achieved by the R5 Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes and the returns of each Class since its inception. Expenses of the R5 Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had the Y, Investor, A, and C Classes been in existence since 12/3/12.

4.

Fund performance represents the returns achieved by the R5 Class from 12/3/12 up to 5/30/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the R5 Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and SP Class shares were 0.89%, 0.96%, 1.23%, 1.18%, 1.95%, and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The period began in the low interest rate and narrow credit spread environment of late-2021, which encouraged investors to seek yield in a variety of asset classes. Record amounts of stimulus from the Federal Reserve Bank (the “Fed”) and Congress supported greater risk tolerance, and the secured, floating-rate nature of bank loan obligations drew attention from investors as the Fed considered when to begin raising interest rates. Strong demand from the collateralized loan obligation (CLO) market also provided a steady source of loan buyers.

However, uncertainty following the unexpectedly hostile conflict in Ukraine and persistently high inflation caused investors to reconsider their risk tolerance in early-2022. As interest rates rose and credit spreads widened through period end, markets ended on a sour note, although the bank loan Index was one of the few segments with positive returns.

The Fund’s investments in companies with slightly lower average issue size and credit quality, and higher yields, generally underperformed during the period as investors moved into the safety of higher-quality issuers. Loans rated single-B or lower underperformed, while those rated double-B or higher outperformed. Likewise, smaller issuers in the Index, with under $500 million outstanding, outperformed while larger issuers with over $1 billion outstanding lagged. Near period end, however, investors turned only to the highest-quality, most-liquid issuers as volatility from the war and aggressive Fed rate hikes spread across markets. The Fund was also adversely affected by issuer-specific events that caused individual companies to suffer following the unusual confluence of higher interest rates and wider spreads during the period.

Upward pressure on commodity prices during the period, furthered by sanctions on Russia, led to strong performance from the energy and basic materials sectors where the Fund’s allocation was generally in line with the Index. By comparison, the Fund’s overweight positions in the more stable sectors, such as Media/Telecom and Technology, produced more moderate results. Weighing on performance, the Fund’s holdings in fixed-rate high yield bonds, held for portfolio liquidity, which underperformed as interest rates rose, although cash balances outperformed given the rising Fed Funds rate.

A strong new-issuance calendar during the period offered attractive entry points for several investments and allowed Sound Point to utilize the strength of its vigilant credit-underwriting process. The active market also created an efficient secondary trading environment for the Fund to sell overpriced positions. Additionally, given historic-low interest rates, the Fund maintained its allocation to loans with interest rate floors, which helped sustain its yield advantage relative to the Index.

Despite the unusual environment, the Fund sought to maintain a diversified portfolio of resilient issuers and avoided the more volatile sectors of the market. The Fund identified opportunity across the credit spectrum and concentrated on issuers with capacity to endure uncertainty as the strategy aimed to generate higher yield and lower volatility than the Index over a full market cycle.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

August 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Cirque Du Soleil, Inc.		1.2
SkyMiles IP Ltd., 6.460%, Due 10/20/2027, 2020 Skymiles Term Loan B, (3 mo. USD LIBOR + 3.750%)		1.1
Mileage Plus Holdings LLC, 7.313%, Due 6/21/2027, 2020 Term Loan B, (3 mo. USD LIBOR + 5.250%)		1.0
Varsity Brands, Inc., 6.024%, Due 12/15/2024, 2017 Term Loan B, (1 mo. USD LIBOR + 3.500%)		0.9
Amneal Pharmaceuticals LLC, 5.813% - 6.063%, Due 5/4/2025, 2018 Term Loan B, (1 mo. USD LIBOR + 3.500%, 3 mo. USD LIBOR + 3.500%)		0.8
Ultimate Software Group, Inc., 5.535%, Due 5/4/2026, 2021 Term Loan, (3 mo. USD LIBOR + 3.250%)		0.8
Shearer’s Foods, Inc., 6.024%, Due 9/23/2027, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)		0.8
APX Group, Inc., 5.627% - 7.750%, Due 7/10/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%, 3 mo. PRIME + 2.250%)		0.7
Helios Software Holdings, Inc., 5.954%, Due 3/11/2028, 2021 USD Term Loan B, (3 mo. USD SOFR + 3.750%)		0.7
Tiger Acquisition LLC, 5.774%, Due 6/1/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.250%)		0.7

Total Fund Holdings	281

Sector Weightings (% Investments)
Consumer, Non-Cyclical		24.9
Technology		18.7
Consumer, Cyclical		17.8
Communications		15.3
Industrial		8.2
Financial		5.4
Energy		3.6
Basic Materials		3.2
Consumer Discretionary		1.4
Diversified		0.8
Government		0.7

American Beacon FundsSM

Expense Examples

August 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2022 through August 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

August 31, 2022 (Unaudited)

American Beacon SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/2022	Ending Account Value 8/31/2022	Expenses Paid During Period 3/1/2022- 8/31/2022*
R5 Class
Actual	$1,000.00	$952.00	$3.64
Hypothetical**	$1,000.00	$1,021.48	$3.77
Y Class
Actual	$1,000.00	$953.10	$3.69
Hypothetical**	$1,000.00	$1,021.43	$3.82
Investor Class
Actual	$1,000.00	$951.00	$5.41
Hypothetical**	$1,000.00	$1,019.66	$5.60
A Class
Actual	$1,000.00	$951.10	$5.26
Hypothetical**	$1,000.00	$1,019.81	$5.45
C Class
Actual	$1,000.00	$948.20	$8.89
Hypothetical**	$1,000.00	$1,016.08	$9.20

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.74%, 0.75%, 1.10%, 1.07%, and 1.81% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Floating Rate Income Fund

	Beginning Account Value 3/1/2022	Ending Account Value 8/31/2022	Expenses Paid During Period 3/1/2022- 8/31/2022*
R5 Class
Actual	$1,000.00	$957.20	$4.05
Hypothetical**	$1,000.00	$1,021.07	$4.18
Y Class
Actual	$1,000.00	$957.00	$4.34
Hypothetical**	$1,000.00	$1,020.77	$4.48
Investor Class
Actual	$1,000.00	$955.40	$5.72
Hypothetical**	$1,000.00	$1,019.36	$5.90
A Class
Actual	$1,000.00	$956.00	$5.37
Hypothetical**	$1,000.00	$1,019.71	$5.55
C Class
Actual	$1,000.00	$951.40	$9.15
Hypothetical**	$1,000.00	$1,015.83	$9.45
SP Class
Actual	$1,000.00	$955.80	$5.32
Hypothetical**	$1,000.00	$1,019.76	$5.50

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.88%, 1.16%, 1.09%, 1.86%, and 1.08% for the R5, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations and of changes in net assets for the year ended August 31, 2022, including the related notes, and the financial highlights for the year ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended August 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended August 31, 2021 and the financial highlights for each of the periods ended on or prior to August 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 29, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 3.72%

Energy - 3.72%

Oil, Gas & Consumable Fuels - 3.72%
Enterprise Products Partners LP	564,749	$14,864,193
Hess Midstream LP, Class A	375,487	10,630,037
Holly Energy Partners LP	410,438	7,289,379
Kinder Morgan, Inc.	409,346	7,499,219
Plains All American Pipeline LP	995,460	11,696,655

		51,979,483

Total Energy		51,979,483

Total Common Stocks (Cost $49,771,155)		51,979,483

CONVERTIBLE PREFERRED STOCKS - 0.51% (Cost $7,264,482)

Real Estate - 0.51%

Diversified Financial Services - 0.51%
AMG Capital Trust II, 5.150%, Due 10/15/2037	143,450	7,082,126

PREFERRED STOCKS - 1.36%

Energy - 0.51%

Oil, Gas & Consumable Fuels - 0.51%
Crestwood Equity Partners LP, 9.250%A	768,415	7,153,944

Financials - 0.85%

Mortgage Real Estate Investment Trusts (REITs) - 0.85%
Annaly Capital Management, Inc., Series F, 6.950%, (3 mo. USD LIBOR + 4.993%)A B	207,482	5,002,391
Annaly Capital Management, Inc., Series G, 6.500%, (3 mo. USD LIBOR + 4.172%)A B	152,723	3,427,104
Annaly Capital Management, Inc., Series I, 6.750%, (3 mo. USD LIBOR + 4.989%)A B	145,634	3,396,185

Total Financials		11,825,680

Total Preferred Stocks (Cost $20,135,171)		18,979,624

	Principal Amount*

CORPORATE OBLIGATIONS - 72.83%

Communications - 6.42%

Advertising - 0.99%
Lamar Media Corp., 3.625%, Due 1/15/2031	$16,496,000	13,821,503

Internet - 1.44%
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
5.250%, Due 12/1/2027C	8,395,000	7,891,300
3.500%, Due 3/1/2029C	14,425,000	12,206,219

		20,097,519

Media - 2.71%
Townsquare Media, Inc., 6.875%, Due 2/1/2026C	22,125,000	20,699,707
Univision Communications, Inc., 6.625%, Due 6/1/2027C	4,200,000	4,053,043
7.375%, Due 6/30/2030C	13,211,000	13,112,314

		37,865,064

Telecommunications - 1.28%
Maxar Technologies, Inc., 7.750%, Due 6/15/2027C	18,020,000	17,884,850

Total Communications		89,668,936

Consumer, Cyclical - 15.41%

Entertainment - 5.98%
Caesars Entertainment, Inc., 4.625%, Due 10/15/2029C	24,432,000	19,728,596
Churchill Downs, Inc., 4.750%, Due 1/15/2028C	22,732,000	20,678,164
SeaWorld Parks & Entertainment, Inc., 5.250%, Due 8/15/2029C	27,680,000	24,111,494
Six Flags Entertainment Corp., 5.500%, Due 4/15/2027C	20,797,000	19,070,745

		83,588,999

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 72.83% (continued)

Consumer, Cyclical - 15.41% (continued)

Entertainment - 5.98% (continued)

Household Products/Wares - 0.76%
CD&R Smokey Buyer, Inc., 6.750%, Due 7/15/2025C	$11,375,000	$10,544,398

Leisure Time - 0.83%
Carnival Corp., 6.650%, Due 1/15/2028	16,230,000	11,638,535

Lodging - 4.92%
Boyd Gaming Corp., 4.750%, Due 6/15/2031C	27,030,000	23,516,100
Marriott Ownership Resorts, Inc.,
4.750%, Due 1/15/2028	17,115,000	14,963,680
4.500%, Due 6/15/2029C	7,525,000	6,344,289
Station Casinos LLC, 4.500%, Due 2/15/2028C	27,808,000	23,954,576

		68,778,645

Retail - 2.92%
QVC, Inc., 4.750%, Due 2/15/2027	5,515,000	4,555,004
5.950%, Due 3/15/2043	22,031,000	15,219,204
Victoria’s Secret & Co., 4.625%, Due 7/15/2029C	26,523,000	21,019,477

		40,793,685

Total Consumer, Cyclical		215,344,262

Consumer, Non-Cyclical - 26.32%

Agriculture - 2.81%
Turning Point Brands, Inc., 5.625%, Due 2/15/2026C	20,298,000	18,011,055
Vector Group Ltd., 10.500%, Due 11/1/2026C	22,000,000	21,291,889

		39,302,944

Commercial Services - 3.71%
AMN Healthcare, Inc., 4.625%, Due 10/1/2027C	14,801,000	13,692,390
Carriage Services, Inc., 4.250%, Due 5/15/2029C	25,405,000	21,369,687
CPI CG, Inc., 8.625%, Due 3/15/2026C	17,413,000	16,735,914

		51,797,991

Food - 3.56%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.500%, Due 1/15/2030C	13,459,000	13,442,176
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, 4.625%, Due 3/1/2029C	16,630,000	14,710,513
TreeHouse Foods, Inc., 4.000%, Due 9/1/2028	25,710,000	21,555,264

		49,707,953

Health Care - Products - 2.87%
Avantor Funding, Inc., 4.625%, Due 7/15/2028C	14,780,000	13,448,026
Medline Borrower LP, 3.875%, Due 4/1/2029C	15,515,000	13,148,962
Teleflex, Inc., 4.250%, Due 6/1/2028C	14,842,000	13,484,577

		40,081,565

Health Care - Services - 10.37%
Acadia Healthcare Co., Inc., 5.500%, Due 7/1/2028C	14,528,000	13,762,810
Centene Corp., 3.000%, Due 10/15/2030	16,609,000	13,857,968
Charles River Laboratories International, Inc., 3.750%, Due 3/15/2029C	14,695,000	12,665,180
Encompass Health Corp., 4.750%, Due 2/1/2030	21,765,000	18,614,011
HCA, Inc., 3.500%, Due 9/1/2030	10,150,000	8,857,323
Pediatrix Medical Group, Inc., 5.375%, Due 2/15/2030C	25,920,000	22,096,022
Select Medical Corp., 6.250%, Due 8/15/2026C	23,377,000	22,363,841

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 72.83% (continued)

Consumer, Non-Cyclical - 26.32% (continued)

Health Care - Services - 10.37% (continued)
Syneos Health, Inc., 3.625%, Due 1/15/2029C		$14,079,000	$11,900,275
Tenet Healthcare Corp., 4.875%, Due 1/1/2026C		21,804,000	20,780,302

			144,897,732

Pharmaceuticals - 3.00%
Elanco Animal Health, Inc., 6.400%, Due 8/28/2028		14,145,000	13,171,683
Horizon Therapeutics USA, Inc., 5.500%, Due 8/1/2027C		14,431,000	13,824,176
Prestige Brands, Inc., 3.750%, Due 4/1/2031C		18,680,000	14,945,308

			41,941,167

Total Consumer, Non-Cyclical			367,729,352

Energy - 4.90%

Oil & Gas - 4.21%
Berry Petroleum Co. LLC, 7.000%, Due 2/15/2026C		22,224,000	20,890,560
Calumet Specialty Products Partners LP/Calumet Finance Corp., 8.125%, Due 1/15/2027C		22,304,000	21,484,642
Occidental Petroleum Corp.,
6.625%, Due 9/1/2030		10,795,000	11,532,299
7.500%, Due 5/1/2031		4,335,000	4,882,922

			58,790,423

Pipelines - 0.69%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.625%, Due 5/1/2027C		10,406,000	9,703,595

Total Energy			68,494,018

Financial - 2.86%

Diversified Financial Services - 2.86%
Encore Capital Group, Inc., 4.250%, Due 6/1/2028C	GBP	20,590,000	19,404,626
PRA Group, Inc., 5.000%, Due 10/1/2029C		23,891,000	20,584,928

			39,989,554

Total Financial			39,989,554

Industrial - 8.74%

Electronics - 1.65%
TTM Technologies, Inc., 4.000%, Due 3/1/2029C		26,571,000	22,984,153

Engineering & Construction - 0.87%
AECOM, 5.125%, Due 3/15/2027		12,563,000	12,186,110

Environmental Control - 1.23%
Stericycle, Inc., 3.875%, Due 1/15/2029C		19,781,000	17,135,291

Machinery - Construction & Mining - 1.37%
BWX Technologies, Inc., 4.125%, Due 4/15/2029C		21,518,000	19,204,815

Machinery - Diversified - 0.93%
JPW Industries Holding Corp., 9.000%, Due 10/1/2024C		14,491,000	12,969,590

Packaging & Containers - 0.68%
TriMas Corp., 4.125%, Due 4/15/2029C		10,831,000	9,504,203

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 72.83% (continued)

Industrial - 8.74% (continued)

Transportation - 2.01%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 10.750%, Due 7/1/2025C		$29,840,000	$28,124,200

Total Industrial			122,108,362

Technology - 8.18%

Computers - 4.61%
Booz Allen Hamilton, Inc., 3.875%, Due 9/1/2028C		15,376,000	13,676,952
KBR, Inc., 4.750%, Due 9/30/2028C		23,356,000	21,134,144
Leidos, Inc.,
7.125%, Due 7/1/2032		7,020,000	7,664,576
5.500%, Due 7/1/2033		8,771,000	8,431,124
Science Applications International Corp., 4.875%, Due 4/1/2028C		14,573,000	13,479,357

			64,386,153

Semiconductors - 2.34%
Entegris Escrow Corp., 5.950%, Due 6/15/2030C		14,570,000	13,826,493
Qorvo, Inc., 3.375%, Due 4/1/2031C		23,509,000	18,821,305

			32,647,798

Software - 1.23%
Black Knight InfoServ LLC, 3.625%, Due 9/1/2028C		19,715,000	17,250,625

Total Technology			114,284,576

Total Corporate Obligations (Cost $1,119,469,186)			1,017,619,060

CONVERTIBLE OBLIGATIONS - 1.82%

Consumer, Non-Cyclical - 0.49%

Agriculture - 0.49%
Turning Point Brands, Inc., 2.500%, Due 07/15/2024		7,650,000	6,908,010

Financial - 1.33%

Diversified Financial Services - 1.33%
EZCORP, Inc., 2.375%, Due 05/1/2025		15,085,000	13,229,545
Upstart Holdings, Inc., 0.250%, Due 08/15/2026C		9,070,000	5,294,612

Total Diversified Financial Services			18,524,157

Total Financial			18,524,157

Total Convertible Obligations (Cost $26,221,770)			25,432,167

FOREIGN CONVERTIBLE OBLIGATIONS - 2.63%

Consumer, Non-Cyclical - 0.64%

Biotechnology - 0.64%
Pharming Group NV, 3.000%, Due 01/21/2025D	EUR	9,500,000	8,861,549

Industrial - 1.99%

Transportation - 1.99%
Scorpio Tankers, Inc., 3.000%, Due 05/15/2025C		20,723,000	27,853,512

Total Foreign Convertible Obligations (Cost $31,192,987)			36,715,061

FOREIGN CORPORATE OBLIGATIONS - 14.86%

Consumer, Cyclical - 0.92%

Entertainment - 0.92%
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023D	GBP	11,200,000	12,880,936

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 14.86% (continued)

Consumer, Non-Cyclical - 2.21%

Food - 1.24%
Nova Austral SA,
12.000%, Due 11/26/2026, Cash (2.000%) or PIK (in-kind rate 10.000%)	GBP	14,594,704	$2,189,206
12.000%, Due 11/26/2026, PIK (in-kind rate 12.000%)C D		$25,077,278	15,046,367

			17,235,573

Pharmaceuticals - 0.97%
180 Medical, Inc., 3.875%, Due 10/15/2029C		15,550,000	13,567,811

Total Consumer, Non-Cyclical			30,803,384

Energy - 8.88%

Oil & Gas - 8.88%
Baytex Energy Corp., 8.750%, Due 4/1/2027C		28,193,000	28,827,343
CES Energy Solutions Corp., 6.375%, Due 10/21/2024C	CAD	13,205,000	10,029,305
Greenfire Resources, Inc., 12.000%, Due 8/15/2025C		19,562,000	20,784,625
MEG Energy Corp., 5.875%, Due 2/1/2029C		18,649,000	17,343,570
OKEA ASA, 8.750%, Due 12/11/2024		11,100,000	11,211,405
Secure Energy Services, Inc., 7.250%, Due 12/30/2026C	CAD	18,508,000	13,581,364
Strathcona Resources Ltd., 6.875%, Due 8/1/2026C		19,830,000	17,457,169
Vermilion Energy, Inc., 6.875%, Due 5/1/2030C		4,983,000	4,839,789

			124,074,570

Total Energy			124,074,570

Industrial - 2.85%

Machinery - Diversified - 1.00%
ATS Automation Tooling Systems, Inc., 4.125%, Due 12/15/2028C		15,895,000	13,960,537

Transportation - 1.85%
Euronav Luxembourg SA, 6.250%, Due 9/14/2026		26,450,000	25,854,875

Total Industrial			39,815,412

Total Foreign Corporate Obligations (Cost $221,191,993)			207,574,302

	Shares

SHORT-TERM INVESTMENTS - 1.12% (Cost $15,626,748)

Investment Companies - 1.12%
American Beacon U.S. Government Money Market Select Fund, 2.09%E F		15,626,748	15,626,748

TOTAL INVESTMENTS - 98.85% (Cost $1,490,873,492)			1,381,008,571
OTHER ASSETS, NET OF LIABILITIES - 1.15%			16,113,331

TOTAL NET ASSETS - 100.00%			$1,397,121,902

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A A type of Preferred Stock that has no maturity date.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on August 31, 2022.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,025,253,858 or 73.38% of net assets. The Fund has no right to demand registration of these securities.

D Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REITs - Real Estate Investment Trusts.

SOFR - Secured Overnight Financing Rate.

Short Futures Contracts Open on August 31, 2022:

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME British Pound Currency Futures	457	September 2022	$(35,497,191)	$(33,183,912)	$2,313,279
CME Canadian Dollar Currency Futures	314	September 2022	(25,016,857)	(23,923,660)	1,093,197
CME Euro Foreign Exchange Currency Futures	71	September 2022	(9,535,485)	(8,924,700)	610,785

			$(70,049,533)	$(66,032,272)	$4,017,261

Glossary:

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2022, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$51,979,483	$-	$-	$51,979,483
Convertible Preferred Stocks	-	7,082,126	-	7,082,126
Preferred Stocks	11,825,680	7,153,944	-	18,979,624
Corporate Obligations	-	1,017,619,060	-	1,017,619,060
Convertible Obligations	-	25,432,167	-	25,432,167
Foreign Convertible Obligations	-	36,715,061	-	36,715,061
Foreign Corporate Obligations	-	207,574,302	-	207,574,302
Short-Term Investments	15,626,748	-	-	15,626,748

Total Investments in Securities - Assets	$79,431,911	$1,301,576,660	$-	$1,381,008,571

Financial Derivative Instruments - Assets
Futures Contracts	$4,017,261	$-	$-	$4,017,261

Total Financial Derivative Instruments - Assets	$4,017,261	$-	$-	$4,017,261

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2022

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2021	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 08/31/2022	Unrealized Appreciation (Depreciation) at Year End*
Common Stock	$1,257,261	$-	$782,475	$-	$-	$(474,786)	$-	$-	$-	$-
Convertible Obligations	13,613,887	-	12,277,899	15,239	-	(1,351,227)	-	-	-	-

	$14,871,148	$-	$13,060,374	$15,239	$-	$(1,826,013)	$-	$-	$-	$-

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Shares	Fair Value

COMMON STOCKS - 1.39%

Consumer Discretionary - 1.24%

Commercial Services & Supplies - 0.01%
Constellis Holdings LLCA	69,609	$34,805

Entertainment - 1.22%
Cirque Du Soleil, Inc.A	698,070	6,864,122
Deluxe EntertainmentA B C	102,794	-

		6,864,122

Specialty Retail - 0.01%
Riverbed Holdings, Inc.A	15,164	53,074

Total Consumer Discretionary		6,952,001

Energy - 0.00%

Oil, Gas & Consumable Fuels - 0.00%
Southcross Energy Partners LLCA	533,359	5,334

Financials - 0.15%

Diversified Financial Services - 0.15%
GEE Acquisition Holdings Corp.A	94,492	850,428

Information Technology - 0.00%

Communications Equipment - 0.00%
4L Technologies, Inc.A	140,935	4,228
INAP ReorgA	87,247	13,087

		17,315

Total Information Technology		17,315

Total Common Stocks (Cost $4,875,379)		7,825,078

WARRANTS - 0.20% (Cost $15,287)

Consumer Cyclical - 0.20%
CDS US Intermediate Holdings, Inc.A	485,314	1,152,621

PREFERRED STOCKS - 0.02% (Cost $339,302)

Energy - 0.02%

Oil, Gas & Consumable Fuels - 0.02%
Southcross Energy Partners LLCD	2,077,530	103,877

	Principal Amount

BANK LOAN OBLIGATIONSE - 84.30%

Basic Materials - 2.87%

Chemicals - 2.38%
Ascend Performance Materials Operations LLC, 7.000%, Due 8/27/2026, 2021 Term Loan B, (3 mo. USD LIBOR + 4.750%)	$1,460,004	1,453,069
Illuminate Buyer LLC, 6.024%, Due 6/30/2027, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)	1,388,194	1,337,581
Ineos US Finance LLC, Due 4/1/2024, 2017 USD Term Loan BF	2,000,000	1,974,440
Lonza Group AG, 6.250%, Due 7/3/2028, USD Term Loan B, (3 mo. USD LIBOR + 4.000%)	1,616,194	1,485,557
LSF11 A5 Holdco LLC, Due 10/15/2028, Term LoanF	2,298,240	2,244,369
Sparta U.S. HoldCo LLC, 5.803%, Due 8/2/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.250%)	2,000,000	1,939,000
WR Grace & Co., 6.063%, Due 9/22/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.750%)F	3,049,681	2,986,156

		13,420,172

Iron/Steel - 0.49%
Phoenix Services International LLC, 8.250%, Due 3/1/2025, Term Loan, (3 mo. PRIME + 2.750%)	4,723,867	2,739,843

Total Basic Materials		16,160,015

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Communications - 11.41%

Advertising - 1.70%
ABG Intermediate Holdings LLC,
5.774%, Due 9/27/2024, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%)	$2,892,008	$2,853,688
Due 12/21/2028, 2021 Term Loan BF	3,128,000	3,049,800
CMG Media Corp., 6.024%, Due 12/17/2026, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)	1,987,380	1,925,274
Dotdash Meredith, Inc, Due 12/1/2028, Term Loan BF	1,862,923	1,727,861

		9,556,623

Internet - 3.77%
Arches Buyer, Inc., Due 12/6/2027, 2021 Term Loan BF	2,000,000	1,885,420
CNT Holdings Corp., 9.062%, Due 11/6/2028, 2020 2nd Lien Term Loan, (1 mo. USD LIBOR + 6.750%)	1,168,000	1,128,089
Endure Digital, Inc., 6.185%, Due 2/10/2028, Term Loan, (1 mo. USD LIBOR + 3.500%)	3,127,009	2,925,723
Getty Images, Inc., 7.063% -7.625%, Due 2/19/2026, 2019 USD Term Loan B, (1 mo. USD LIBOR + 4.500%, 3 mo. USD LIBOR + 4.500%)	1,819,804	1,799,713
Hunter Holdco Ltd., 6.500%, Due 8/19/2028, USD Term Loan B, (3 mo. USD LIBOR + 4.250%)	2,976,028	2,909,067
I-Logic Technologies Bidco Ltd., 6.204%, Due 2/16/2028, 2021 USD Term Loan B, (3 mo. USD SOFR + 4.000%)F	3,469,219	3,396,955
Internap Corp., 5.500%, Due 5/8/2025, 2020 PIK Second Out Term Loan, PIK (in-kind rate 3.500%)	442,615	221,861
ION Trading Finance Ltd., 7.000%, Due 4/3/2028, 2021 USD Term Loan, (3 mo. USD LIBOR + 4.750%)	2,616,570	2,540,245
Shutterfly, Inc., 7.250%, Due 9/25/2026, 2021 Term Loan, (3 mo. USD LIBOR + 5.000%)	1,877,830	1,413,856
Uber Technologies, Inc., 6.570%, Due 4/4/2025, 2021 1st Lien Term Loan B, (3 mo. USD LIBOR + 3.500%)F	2,994,805	2,970,218

		21,191,147

Media - 3.68%
Cengage Learning, Inc., 7.814%, Due 7/14/2026, 2021 Term Loan B, (3 mo. USD LIBOR + 4.750%)	2,227,145	2,100,665
Diamond Sports Group LLC,
Due 5/26/2026, 2022 First Priority Term LoanF	507,008	476,430
5.945%, Due 8/24/2026, 2022 2nd Lien Term Loan, (1 mo. USD SOFR + 3.250%)	914,230	165,869
GEE Holdings LLC,
10.154%, Due 3/24/2025, 2021 Exit Term Loan, (3 mo. USD LIBOR + 8.000%)G	2,192,511	2,203,474
2.500%, Due 3/23/2026, 2021 2nd Lien Takeback Term Loan, PIK (in-kind rate 6.750%)G	1,748,805	1,399,044
Gray Television, Inc., 5.064%, Due 2/7/2024, 2017 Term Loan B, (1 mo. LIBOR + 2.500%)	2,000,000	1,982,780
Houghton Mifflin Harcourt Publishing Co., 7.805%, Due 4/9/2029, 2022 Term Loan, (1 mo. USD SOFR + 5.250%)	2,104,000	1,998,800
McGraw-Hill Global Education Holdings LLC, 7.274% - 8.316%, Due 7/28/2028, 2021 Term Loan, (1 mo. USD LIBOR + 4.750%, 3 mo. USD LIBOR + 4.750%, 6 mo. USD LIBOR + 4.750%)	1,905,588	1,838,892
Sinclair Television Group, Inc.,
5.530%, Due 4/1/2028, 2021 Term Loan B3, (1 mo. USD LIBOR + 3.000%)	2,984,925	2,822,157
6.305%, Due 4/21/2029, 2022 Term Loan B4, (1 mo. USD SOFR + 3.750%)	1,067,000	1,017,651
Univision Communications, Inc.,
Due 3/15/2024, Term Loan C5F	470,902	469,136
5.774%, Due 3/15/2026, 2021 First Lien Term Loan B, (1 mo. USD LIBOR + 3.250%)	1,941,662	1,893,819
5.774%, Due 1/31/2029, 2022 Term Loan B, (1 mo. USD LIBOR + 3.250%)	1,869,315	1,809,964
6.254%, Due 6/8/2029, 2022 First Lien Term Loan B, (3 mo. USD LIBOR + 4.250%)	563,000	551,740

		20,730,421

Telecommunications - 2.26%
Connect Finco SARL, 6.030%, Due 12/11/2026, 2021 Term Loan B, (1 mo. USD LIBOR + 3.500%)	2,947,331	2,855,227
Crown Subsea Communications Holding, Inc., 7.314%, Due 4/27/2027, 2021 Term Loan, (1 mo. USD LIBOR + 4.750%)	1,063,418	1,035,056
Intrado Corp., 6.524%, Due 10/10/2024, 2017 Term Loan, (1 mo. USD LIBOR + 4.000%)	1,946,993	1,585,242
Maxar Technologies Ltd., 6.805%, Due 6/14/2029, 2022 Term Loan B, (1 mo. USD SOFR + 4.350%)	2,464,000	2,361,744
MLN U.S. HoldCo LLC,
6.873%, Due 11/30/2025, 2018 1st Lien Term Loan, (1 mo. USD LIBOR + 4.500%)	3,314,183	1,875,828

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Communications - 11.41% (continued)

Telecommunications - 2.26% (continued)
11.123%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1 mo. USD LIBOR + 8.750%)	$2,065,000	$996,362
Telesat Canada, Due 12/7/2026, 2019 Term Loan B5F	1,936,000	1,305,077
U.S. Telepacific Corp., 7.250%, Due 5/1/2026, 2022 Term Loan, PIK (in-kind rate 7.250%)	1,729,831	723,744

		12,738,280

Total Communications		64,216,471

Consumer, Cyclical - 14.84%

Airlines - 2.43%
Air Canada, 6.421%, Due 8/11/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.500%)	2,096,000	2,023,017
Mileage Plus Holdings LLC, 7.313%, Due 6/21/2027, 2020 Term Loan B, (3 mo. USD LIBOR + 5.250%)	5,523,000	5,601,537
SkyMiles IP Ltd., 6.460%, Due 10/20/2027, 2020 Skymiles Term Loan B, (3 mo. USD LIBOR + 3.750%)F	6,006,000	6,077,832

		13,702,386

Apparel - 1.53%
CBI Buyer, Inc., Due 1/6/2028, Term LoanF	2,000,000	1,811,660
Champ Acquisition Corp., 6.506%, Due 12/19/2025, Term Loan, (3 mo. USD LIBOR + 5.500%)	3,771,171	3,676,892
S&S Holdings LLC, 6.745%, Due 3/11/2028, Term Loan, (3 mo. USD LIBOR + 5.000%)	3,225,399	3,096,383

		8,584,935

Auto Parts & Equipment - 0.75%
Autokiniton U.S. Holdings, Inc., 7.185%, Due 4/6/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 4.500%)	2,326,951	2,252,791
Clarios Global LP, 5.774%, Due 4/30/2026, 2021 USD Term Loan B, (1 mo. USD LIBOR + 3.250%)	2,000,000	1,944,000

		4,196,791

Distribution/Wholesale - 0.60%
BCPE Empire Holdings, Inc., 6.524%, Due 6/11/2026, 2019 Term Loan B, (1 mo. USD LIBOR + 4.000%)	3,521,310	3,387,078

Entertainment - 2.09%
Allen Media LLC, 7.704%, Due 2/10/2027, 2021 Term Loan B, (3 mo. USD LIBOR + 5.500%)	1,254,120	1,094,533
AMC Entertainment Holdings, Inc., 5.380%, Due 4/22/2026, 2019 Term Loan B, (1 mo. USD LIBOR + 3.000%)	1,989,717	1,703,476
AP Core Holdings LLC, 8.024%, Due 9/1/2027, Amortization Term Loan B1, (1 mo. USD LIBOR + 5.500%)	2,000,000	1,888,000
CDS U.S. Intermediate Holdings, Inc.,
8.232%, Due 11/24/2025, 2020 First Lien Term Loan, (3 mo. USD LIBOR + 6.000%)	2,101,007	2,070,480
7.000%, Due 11/24/2027, 2020 2nd Lien Term Loan, PIK (in-kind rate 7.000%)	2,060,670	2,017,994
Delta SARL, 5.024%, Due 2/1/2024, 2018 USD Term Loan, (1 mo. USD LIBOR + 2.500%)	3,000,000	2,971,260
Deluxe Entertainment Services Group, Inc.,
6.000%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)B C G	87,271	8,212
2.500%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)B C G	1,077,342	-

		11,753,955

Home Furnishings - 0.39%
Mattress Firm, Inc., 5.640%, Due 9/25/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 4.250%)	1,008,870	864,097
Weber-Stephen Products LLC, Due 10/30/2027, 2022 Incremental Term Loan BF	1,589,018	1,342,720

		2,206,817

Household Products/Wares - 0.17%
Solis IV BV, 6.340%, Due 2/26/2029, USD Term Loan B1, (3 mo. USD SOFR + 3.500%)	1,118,000	974,337

Leisure Time - 3.26%
19th Holdings Golf LLC, Due 2/7/2029, 2022 Term Loan BF	2,218,000	2,062,740
Callaway Golf Co., 7.024%, Due 1/2/2026, Term Loan B, (1 mo. USD LIBOR + 4.500%)	1,262,609	1,258,405
Carnival Corp., 5.877%, Due 6/30/2025, USD Term Loan B, (6 mo. USD LIBOR + 3.000%)	2,510,519	2,386,575

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Consumer, Cyclical - 14.84% (continued)

Leisure Time - 3.26% (continued)
City Football Group Ltd., 6.484%, Due 7/21/2028, Term Loan, (1 mo. USD LIBOR + 3.500%)F	$2,746,200	$2,631,766
SRAM LLC, 5.274% - 5.820%, Due 5/18/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 2.750%, 3 mo. USD LIBOR + 2.750%)F	2,418,033	2,357,582
TopGolf International, Inc., 8.694%, Due 2/9/2026, Term Loan B, (1 mo. USD LIBOR + 6.250%)	2,870,000	2,826,950
Varsity Brands, Inc., 6.024%, Due 12/15/2024, 2017 Term Loan B, (1 mo. USD LIBOR + 3.500%)	4,992,175	4,835,121

		18,359,139

Retail - 3.62%
BDF Acquisition Corp., 7.774%, Due 8/14/2023, 1st Lien Term Loan, (1 mo. USD LIBOR + 5.250%)	1,213,664	1,103,293
Foundation Building Materials Holding Co. LLC, 5.774% - 6.056%, Due 1/31/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.250%, 3 mo. USD LIBOR + 3.250%)	1,070,190	1,018,018
Great Outdoors Group LLC, 6.274%, Due 3/6/2028, 2021 Term Loan B1, (1 mo. USD LIBOR + 3.750%)	2,364,791	2,284,388
Harbor Freight Tools USA, Inc., 5.274%, Due 10/19/2027, 2021 Term Loan B, (1 mo. USD LIBOR + 2.750%)	1,614,144	1,538,650
Kodiak Building Partners, Inc., 5.500%, Due 3/12/2028, Term Loan B, (3 mo. USD LIBOR + 3.250%)	1,759,616	1,671,635
Les Schwab Tire Centers, 6.580%, Due 11/2/2027, Term Loan B, (3 mo. USD LIBOR + 3.250%)F	2,704,810	2,629,292
Michaels Cos., Inc., 6.500%, Due 4/15/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 4.250%)	1,864,070	1,539,610
NPC International, Inc., 3.500%, Due 4/19/2024, 1st Lien Term Loan, (3 mo. PRIME + 4.500%)B C G	964,468	288,087
Rising Tide Holdings, Inc., 7.274%, Due 6/1/2028, Term Loan, (1 mo. USD LIBOR + 4.750%)	2,366,632	2,048,628
Serta Simmons Bedding LLC, 9.891%, Due 8/10/2023, 2020 Super Priority Second Out Term Loan, (1 mo. USD LIBOR + 7.500%)	1,008,531	562,004
SP PF Buyer LLC, 7.024%, Due 12/22/2025, Term Loan, (1 mo. USD LIBOR + 4.500%)	1,874,083	1,571,362
Sweetwater Borrower LLC, 6.813%, Due 8/7/2028, Term Loan B, (1 mo. USD LIBOR + 4.250%)	1,551,784	1,450,919
White Cap Buyer LLC, 6.205%, Due 10/19/2027, Term Loan B, (1 mo. USD SOFR + 3.750%)	2,749,396	2,651,298

		20,357,184

Total Consumer, Cyclical		83,522,622

Consumer, Non-Cyclical - 21.94%

Beverages - 0.93%
Arterra Wines Canada, Inc., 5.750%, Due 11/24/2027, 2020 Term Loan, (3 mo. USD LIBOR + 3.500%)	1,684,000	1,626,458
Naked Juice LLC, Due 1/24/2029, Term LoanF	1,889,000	1,808,037
Triton Water Holdings, Inc., 5.750%, Due 3/31/2028, Term Loan, (3 mo. USD LIBOR + 3.500%)	1,915,741	1,787,865

		5,222,360

Commercial Services - 6.52%
Adtalem Global Education, Inc., 6.368%, Due 8/12/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 4.000%)	2,361,584	2,335,017
Albion Financing SARL, 8.009%, Due 8/17/2026, USD Term Loan, (3 mo. USD LIBOR + 5.250%)	2,573,070	2,450,849
Allied Universal Holdco LLC, 6.274%, Due 5/12/2028, 2021 USD Incremental Term Loan B, (1 mo. USD LIBOR + 3.750%) Amentum Government Services Holdings LLC,	3,820,917	3,639,921
6.524%, Due 1/29/2027, Term Loan B, (1 mo. USD LIBOR + 4.000%)	1,595,040	1,547,189
4.777% - 5.597%, Due 2/15/2029, 2022 Term Loan, (3 mo. USD SOFR + 4.000%)	2,154,000	2,093,430
APX Group, Inc., 5.627% - 7.750%, Due 7/10/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%, 3 mo. PRIME + 2.250%)	4,212,283	4,095,771
AVSC Holding Corp., 6.644%, Due 3/3/2025, 2020 Term Loan B1, (3 mo. USD LIBOR + 3.500%)F	1,330,391	1,224,172
CHG Healthcare Services, Inc., 4.750%, Due 9/29/2028, 2021 Term Loan, (3 mo. USD LIBOR + 3.250%)	2,289,207	2,228,406
Cimpress Public Ltd. Co., 6.024%, Due 5/17/2028, USD Term Loan B, (1 mo. USD LIBOR + 3.500%)	2,901,802	2,763,967
Corporation Service Co., Due 8/31/2029, Term Loan BF	2,600,000	2,554,500
Garda World Security Corp., 7.050%, Due 2/1/2029, 2022 Term Loan B, (3 mo. USD SOFR + 4.250%)	1,086,000	1,046,632
Hertz Corp.,
Due 6/30/2028, 2021 Term Loan BF	1,680,157	1,637,884

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Consumer, Non-Cyclical - 21.94% (continued)

Commercial Services - 6.52% (continued)
Hertz Corp., (continued)
Due 6/30/2028, 2021 Term Loan CF	$319,843	$311,796
Indy U.S. Bidco LLC, Due 3/5/2028, 2021 USD Term LoanF	2,500,000	2,385,425
Inmar Holdings, Inc., 6.524%, Due 5/1/2024, 2017 1st Lien Term Loan, (1 mo. USD LIBOR + 4.000%)	1,882,635	1,817,214
Kingpin Intermediate Holdings LLC, 6.030%, Due 7/3/2024, 2018 Term Loan B, (1 mo. USD LIBOR + 3.500%)	1,139,365	1,122,274
New Constellis Borrower LLC,
9.993%, Due 3/27/2024, 2020 Term Loan, (1 mo. USD LIBOR + 7.500%)	1,316,330	1,085,972
13.493%, Due 3/27/2025, 2020 2nd Lien Term Loan, (1 mo. USD LIBOR + 11.000%)	911,135	449,490
PECF USS Intermediate Holding Corp., 6.774%, Due 12/15/2028, Term Loan B, (1 mo. USD LIBOR + 4.250%)	2,046,275	1,901,501

		36,691,410

Cosmetics/Personal Care - 0.16%
Conair Holdings LLC, 6.000%, Due 5/17/2028, Term Loan B, (3 mo. USD LIBOR + 3.750%)	1,030,396	886,141

Food - 1.68%
Quirch Foods Holdings LLC, 7.457%, Due 10/27/2027, 2022 Term Loan, (3 mo. USD SOFR + 4.750%)	2,066,514	1,981,270
Shearer’s Foods, Inc., 6.024%, Due 9/23/2027, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)F	4,460,012	4,306,007
Snacking Investments Bidco Pty Ltd., 6.455%, Due 12/18/2026, USD Term Loan, (1 mo. USD LIBOR + 4.000%)	2,797,275	2,685,384
United Natural Foods, Inc., 5.820%, Due 10/22/2025, Term Loan B, (1 mo. USD SOFR + 3.250%)	500,000	494,635

		9,467,296

Health Care - Products - 1.21%
Bausch & Lomb, Inc., 5.653%, Due 5/10/2027, Term Loan, (1 mo. USD SOFR + 3.250%)	889,000	833,438
Lifescan Global Corp., 8.285%, Due 10/1/2024, 2018 1st Lien Term Loan, (3 mo. USD LIBOR + 6.000%)	2,660,673	2,199,046
Medline Borrower LP, 5.774%, Due 10/23/2028, USD Term Loan B, (1 mo. USD LIBOR + 3.250%)	3,978,283	3,788,598

		6,821,082

Health Care - Services - 8.56%
ADMI Corp., 5.899%, Due 12/23/2027, 2021 Term Loan B2, (1 mo. USD LIBOR + 3.375%)	3,994,949	3,674,634
AHP Health Partners, Inc., 6.024%, Due 8/24/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.500%)F	3,685,755	3,539,467
Air Methods Corp., 5.750%, Due 4/22/2024, 2017 Term Loan B, (3 mo. USD LIBOR + 3.500%)	1,994,751	1,688,896
Cano Health LLC, 6.555%, Due 11/23/2027, 2022 Term Loan, (1 mo. USD SOFR + 4.000%)	3,215,337	3,022,417
Compassus Intermediate, Inc., 7.127%, Due 12/31/2026, 2021 Term Loan, (1 mo. USD LIBOR + 4.250%)	2,194,603	1,975,143
Da Vinci Purchaser Corp., 6.250% - 6.524%, Due 1/8/2027, 2019 Term Loan, (1 mo. USD LIBOR + 4.000%, 3 mo. USD LIBOR + 4.000%)	2,511,740	2,448,947
Envision Healthcare Corp., 6.830%, Due 3/31/2027, 2022 Second Out Term Loan, (3 mo. SOFR + 4.250%)	1,721,276	860,638
GHX Ultimate Parent Corporation, 6.127%, Due 6/28/2024, 2017 1st Lien Term Loan, (6 mo. USD LIBOR + 3.250%)	2,992,124	2,947,242
Global Medical Response, Inc.,
6.774%, Due 3/14/2025, 2017 Incremental Term Loan, (1 mo. USD LIBOR + 4.250%)	1,541,021	1,409,079
6.814%, Due 10/2/2025, 2020 Term Loan B, (1 mo. USD LIBOR + 4.250%)	2,964,798	2,706,297
Heartland Dental LLC, 6.024%, Due 4/30/2025, 2018 1st Lien Term Loan, (1 mo. USD LIBOR + 3.500%)	3,994,810	3,813,365
National Mentor Holdings, Inc.,
6.010%, Due 3/2/2028, 2021 Term Loan C, (3 mo. USD LIBOR + 3.750%)	61,749	52,178
6.010% - 6.280%, Due 3/2/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.750%, 3 mo. USD LIBOR + 3.750%)	1,941,477	1,640,548
Pacific Dental Services LLC, 5.877%, Due 5/5/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)F	2,810,271	2,768,117
Parexel International Corp., 5.774%, Due 11/15/2028, 2021 1st Lien Term Loan, (1 mo. USD LIBOR + 3.250%)	1,868,318	1,816,939

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Consumer, Non-Cyclical - 21.94% (continued)

Health Care - Services - 8.56% (continued)
RegionalCare Hospital Partners Holdings, Inc., 6.274%, Due 11/16/2025, 2018 Term Loan B, (1 mo. USD LIBOR + 3.750%)	$3,910,000	$3,784,137
U.S. Anesthesia Partners, Inc., 6.814%, Due 10/1/2028, 2021 Term Loan, (1 mo. USD LIBOR + 4.250%)F	3,705,046	3,547,952
U.S. Radiology Specialists, Inc., 7.563%, Due 12/15/2027, 2020 Term Loan, (3 mo. USD LIBOR + 5.250%)F	3,445,735	3,287,817
WP CityMD Bidco LLC, 5.500%, Due 12/22/2028, 2021 1st Lien Term Loan B, (3 mo. USD LIBOR + 3.250%)	3,280,479	3,196,203

		48,180,016

Household Products/Wares - 0.90%
Illuminate Merger Sub Corp., 6.377%, Due 7/21/2028, Term Loan, (6 mo. USD LIBOR + 3.500%)	2,682,520	2,431,033
Instant Brands Holdings, Inc., 7.076%, Due 4/12/2028, Term Loan, (3 mo. USD LIBOR + 5.000%)	609,575	466,325
Kronos Acquisition Holdings, Inc., 6.820%, Due 12/22/2026, 2021 Term Loan B, (3 mo. USD LIBOR + 3.750%)	2,276,897	2,190,944

		5,088,302

Pharmaceuticals - 1.98%
Alvogen Pharma U.S., Inc., 7.678%, Due 6/30/2025, 2022 Extended Term Loan, (3 mo. USD LIBOR + 5.250%)	2,319,900	2,054,854
Amneal Pharmaceuticals LLC, 5.813% - 6.063%, Due 5/4/2025, 2018 Term Loan B, (1 mo. USD LIBOR + 3.500%, 3 mo. USD LIBOR + 3.500%)	4,720,753	4,506,336
Change Healthcare Holdings, Inc., 5.024%, Due 3/1/2024, 2017 Term Loan B, (1 mo. USD LIBOR + 2.500%)F	3,000,000	2,978,760
Gainwell Acquisition Corp., 6.250%, Due 10/1/2027, Term Loan B, (3 mo. USD LIBOR + 4.000%)	1,674,039	1,633,243

		11,173,193

Total Consumer, Non-Cyclical		123,529,800

Diversified-0.77%

Holding Companies-Diversified - 0.77%
Emerald Expositions Holding, Inc., 5.274%, Due 5/22/2024, 2017 Term Loan B, (1 mo. USD LIBOR + 2.750%)	2,500,668	2,406,893
First Eagle Holdings, Inc., 4.750%, Due 2/1/2027, 2020 Term Loan B, (3 mo. USD LIBOR + 2.500%)	2,000,000	1,910,720

		4,317,613

Total Diversified		4,317,613

Energy - 3.27%

Energy-Alternate Sources - 0.22%
Esdec Solar Group BV, 6.250%, Due 8/30/2028, Term Loan B, (3 mo. USD LIBOR + 4.750%)	1,307,075	1,241,721

Oil & Gas - 0.36%
Lealand Finance Co. BV, 5.524%, Due 6/28/2024, 2020 Make Whole Term Loan, (1 mo. USD LIBOR + 3.000%)	142,892	85,736
Waterbridge Midstream Operating LLC, 9.127%, Due 6/22/2026, Term Loan B, (6 mo. USD LIBOR + 5.750%)	1,982,175	1,941,818

		2,027,554

Pipelines - 2.69%
BCP Renaissance Parent LLC, 5.750%, Due 10/31/2024, 2017 Term Loan B1, (3 mo. USD LIBOR + 3.500%)	564,204	562,793
Due 10/31/2026, 2022 Term Loan B3F	997,409	979,955
Brazos Delaware LLC, Due 5/21/2025, Term Loan BF	1,500,000	1,483,875
Buckeye Partners LP, 4.814%, Due 11/1/2026, 2021 Term Loan B, (1 mo. USD LIBOR + 2.250%)	1,500,000	1,474,770
Freeport LNG Investments LLLP, 6.210%, Due 12/21/2028, Term Loan B, (3 mo. USD LIBOR + 3.500%)	2,574,767	2,466,781

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Energy - 3.27% (continued)

Pipelines - 2.69% (continued)
GIP III Stetson I LP, 6.774%, Due 7/18/2025, 2018 Term Loan B, (1 mo. USD LIBOR + 4.250%)	$3,232,846	$3,088,726
Oryx Midstream Services Permian Basin LLC, 6.211%, Due 10/5/2028, Term Loan B, (3 mo. USD LIBOR + 3.250%)F	2,168,615	2,127,953
Traverse Midstream Partners LLC, 5.950%, Due 9/27/2024, 2017 Term Loan, (3 mo. USD LIBOR + 4.250%)	2,979,795	2,953,722

		15,138,575

Total Energy		18,407,850

Financial - 4.36%

Banks - 0.34%
AqGen Ascensus, Inc., 8.813%, Due 8/2/2029, 2021 2nd Lien Term Loan, (3 mo. USD LIBOR + 6.500%)	2,120,000	1,937,150

Diversified Financial Services - 2.11%
4L Holdings Corp., 10.688%, Due 2/5/2024, Takeback Term Loan, (3 mo. USD LIBOR + 7.500%)	1,108,755	1,045,002
Apex Group Treasury LLC, 6.557%, Due 7/27/2028, USD Term Loan, (3 mo. USD LIBOR + 3.750%)	1,812,593	1,760,480
Astra Acquisition Corp., 7.774%, Due 10/25/2028, 2021 1st Lien Term Loan, (1 mo. USD LIBOR + 5.250%)	346,117	291,891
Hudson River Trading LLC, Due 3/20/2028, 2021 Term LoanF	2,763,003	2,541,963
Jane Street Group LLC, 5.274%, Due 1/26/2028, 2021 Term Loan, (1 mo. USD LIBOR + 2.750%)	1,996,710	1,952,623
NBG Acquisition, Inc., 7.000%, Due 4/26/2024, Term Loan, (6 mo. USD LIBOR + 5.500%)	245,551	110,498
Russell Investments U.S. Institutional Holdco, Inc., 5.000%, Due 5/30/2025, 2020 Term Loan, (3 mo. USD LIBOR + 3.500%)	3,132,038	2,957,834
VFH Parent LLC, Due 1/13/2029, 2022 Term Loan BF	1,261,000	1,225,793

		11,886,084

Insurance - 1.39%
Amynta Agency Borrower, Inc., 7.024%, Due 2/28/2025, 2018 1st Lien Term Loan, (1 mo. USD LIBOR + 4.500%)	2,376,547	2,289,660
Asurion LLC, 5.774%, Due 7/31/2027, 2021 Term Loan B9, (1 mo. USD LIBOR + 3.250%)	1,861,665	1,700,314
Baldwin Risk Partners LLC, 5.880%, Due 10/14/2027, 2021 Term Loan B, (1 mo. USD LIBOR + 3.500%)	2,000,000	1,947,500
Hyperion Insurance Group Ltd., 5.813%, Due 11/12/2027, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%)	1,934,514	1,882,359

		7,819,833

Real Estate - 0.52%
Cushman & Wakefield U.S. Borrower LLC, 5.274%, Due 8/21/2025, 2020 Term Loan B, (1 mo. USD LIBOR + 2.750%)	3,000,000	2,917,500

Total Financial		24,560,567

Government - 0.60%

Municipal - 0.60%
Lakeshore Intermediate LLC, 6.133%, Due 9/29/2028, Term Loan, (1 mo. LIBOR + 3.500%)	3,484,515	3,358,201

Industrial - 7.43%

Aerospace/Defense - 0.52%
Vertex Aerospace Services Corp., 6.274%, Due 12/6/2028, 2021 First Lien Term Loan, (1 mo. USD LIBOR + 3.750%)	2,990,505	2,946,903

Building Materials - 0.34%
Cornerstone Building Brands, Inc., 5.641%, Due 4/12/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%)	2,134,712	1,906,298

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Industrial - 7.43% (continued)

Electrical Components & Equipment - 0.38%
Pelican Products, Inc., 6.500%, Due 12/29/2028, 2021 Term Loan, (3 mo. USD LIBOR + 4.250%)	$2,385,015	$2,138,571

Electronics - 0.57%
Ingram Micro, Inc., 5.750%, Due 6/30/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.500%)	2,692,725	2,585,016
NorthPole Newco SARL, 2.444%, Due 6/30/2022, 2022 Term Loan, (3 mo. USD LIBOR + 1.000%, 11.000% PIK)B C	18,694	-
12.000%, Due 6/30/2022, 2022 RevolverH	206,091	191,665
8.575%, Due 3/3/2025, 2022 Term Loan B1, (3 mo. USD LIBOR + 7.000%)	853,537	128,031
8.006%, Due 3/18/2025, Term Loan, (3 mo. USD LIBOR + 7.000%)F	3,425,455	302,570

		3,207,282

Engineering & Construction - 0.63%
USIC Holdings, Inc., 9.024%, Due 5/14/2029, 2021 2nd Lien Term Loan, (1 mo. USD LIBOR + 6.500%)	649,885	596,269
VM Consolidated, Inc., 5.500% - 6.127%, Due 3/24/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%, 6 mo. USD LIBOR + 3.250%)	3,000,000	2,955,000

		3,551,269

Environmental Control -1.03%
ERM Emerald U.S., Inc., 5.774%, Due 7/12/2028, USD Term Loan B1, (1 mo. USD LIBOR + 3.250%)	1,989,785	1,948,119
Madison IAQ LLC, 4.524%, Due 6/21/2028, Term Loan, (6 mo. USD LIBOR + 3.250%)F	4,000,000	3,853,320

		5,801,439

Hand/Machine Tools - 0.62%
Alliance Laundry Systems LLC, 5.955%, Due 10/8/2027, Term Loan B, (3 mo. USD LIBOR + 3.500%)	3,559,831	3,481,515

Machinery - Construction & Mining - 0.54%
Brookfield WEC Holdings, Inc., 5.274%, Due 8/1/2025, 2021 Term Loan, (1 mo. LIBOR + 2.750%)F	3,100,000	3,022,128

Machinery - Diversified-0.12%
Pro Mach Group, Inc., 6.524%, Due 8/31/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 4.000%)	42,880	41,880
Project Castle, Inc., 6.900%, Due 6/1/2029, Term Loan B, (3 mo. USD SOFR + 5.500%)	700,000	637,875

		679,755

Metal Fabricate/Hardware - 0.96%
Anvil International LLC, 7.810%, Due 5/28/2026, 2019 1st Lien Term Loan, (3 mo. USD LIBOR + 5.000%)	1,484,733	1,365,642
Tiger Acquisition LLC, 5.774%, Due 6/1/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.250%)	4,268,653	4,067,216

		5,432,858

Miscellaneous Manufacturing - 0.21%
International Textile Group, Inc., 11.277%, Due 5/1/2025, 2nd Lien Term Loan, (3 mo. USD LIBOR + 9.000%)	2,347,000	1,173,500

Packaging & Containers - 0.91%
Pretium PKG Holdings, Inc., 6.277%-7.168%, Due 10/2/2028, 2021 1st Lien Term Loan, (3 mo. USD LIBOR + 4.000%)	3,499,452	3,284,236
Proampac PG Borrower LLC, 6.035%-6.734%, Due 11/3/2025, 2020 Term Loan, (1 mo. USD LIBOR + 3.750%, 3 mo. USD LIBOR + 3.750%)F	1,871,384	1,816,796

		5,101,032

Transportation - 0.60%
LaserShip, Inc., 7.377%, Due 5/7/2028, 2021 Term Loan, (6 mo. USD LIBOR + 4.500%)	1,417,440	1,254,434
Savage Enterprises LLC, 5.700%, Due 9/15/2028, 2021 Term Loan B, (1 mo. USD LIBOR + 3.250%)	2,184,573	2,153,989
		3,408,423

Total Industrial		41,850,973

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Technology - 16.81%

Computers - 4.59%
24-7 Intouch, Inc., 7.274%, Due 8/25/2025, 2018 Term Loan, (1 mo. USD LIBOR + 4.750%)	$1,925,971	$1,868,192
ConvergeOne Holdings, Inc., 7.524%, Due 1/4/2026, 2019 Term Loan, (1 mo. USD LIBOR + 5.000%)	1,861,377	1,479,794
Electronics for Imaging, Inc., 7.524%, Due 7/23/2026, Term Loan, (1 mo. USD LIBOR + 5.000%)	3,171,087	2,802,068
Magenta Buyer LLC,
7.250%, Due 7/27/2028, 2021 USD 1st Lien Term Loan, (1 mo. USD LIBOR + 4.750%)	3,565,010	3,393,747
10.750%, Due 7/27/2029, 2021 USD 2nd Lien Term Loan, (1 mo. USD LIBOR + 8.250%)	728,000	690,996
McAfee LLC, 6.362%, Due 3/1/2029, 2022 USD Term Loan B, (1 mo. USD SOFR + 3.750%)	3,031,000	2,868,084
Netsmart Technologies, Inc., 6.524%, Due 10/1/2027, 2020 Term Loan B, (1 mo. USD LIBOR + 4.000%)	1,990,364	1,937,699
Ola Singapore Pte Ltd., Due 12/15/2026, Term LoanF	832,842	793,282
Peraton Corp.,
6.274%, Due 2/1/2028, Term Loan B, (1 mo. USD LIBOR + 3.750%)	3,170,116	3,075,012
10.141%, Due 2/1/2029, 2nd Lien Term Loan B1, (1 mo. USD LIBOR + 7.750%)	1,428,059	1,355,942
Perforce Software, Inc., 6.274%, Due 7/1/2026, 2020 Term Loan B, (1 mo. USD LIBOR + 3.750%)	2,325,888	2,137,631
Redstone Holdco LP, 7.533%, Due 4/27/2028, 2021 Term Loan, (3 mo. USD LIBOR + 4.750%)	1,256,945	1,068,403
SonicWall U.S. Holdings, Inc., 6.730%, Due 5/16/2025, 1st Lien Term Loan, (3 mo. USD LIBOR + 3.750%)	2,424,056	2,349,323

		25,820,173

Semiconductors - 0.24%
Natel Engineering Co., Inc., 7.743%, Due 4/30/2026, 2019 Term Loan B, (3 mo. USD LIBOR + 6.250%)	1,470,222	1,359,956

Software - 11.98%
AppLovin Corp., 5.250%, Due 10/25/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.000%)	2,321,183	2,253,009
Aptean, Inc., 7.320%, Due 4/23/2026, 2019 Term Loan, (3 mo. USD LIBOR + 4.250%)	2,409,532	2,297,585
Athenahealth, Inc.,
3.500%, Due 2/15/2029, 2022 Delayed Draw Term loanF I	622,319	594,314
5.800%, Due 2/15/2029, 2022 Term Loan B, (1 mo. USD SOFR + 3.500%)	3,671,681	3,506,455
Atlas Purchaser, Inc., 8.117%, Due 5/8/2028, 2021 Term Loan, (3 mo. USD LIBOR + 5.250%)	2,689,830	2,205,176
Byju’s Alpha, Inc., 8.980%, Due 11/24/2026, Term Loan B, (3 mo. USD LIBOR + 6.000%)	2,891,408	2,101,099
CDK Global, Inc., 6.610%, Due 7/6/2029, 2022 USD Term Loan B, (3 mo. USD SOFR + 4.500%)	1,050,000	1,022,143
DCert Buyer, Inc.,
6.903%, Due 10/16/2026, 2019 Term Loan B, (3 mo. USD LIBOR + 4.000%)	1,492,366	1,449,670
9.903%, Due 2/19/2029, 2021 2nd Lien Term Loan, (3 mo. USD LIBOR + 7.000%)	1,084,000	1,027,632
EP Purchaser LLC, 5.750%, Due 11/6/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.500%)	2,897,738	2,839,783
Grab Holdings, Inc., 7.030%, Due 1/29/2026, Term Loan B, (1 mo. USD LIBOR + 4.500%)	2,662,579	2,492,840
Greeneden U.S. Holdings LLC, 6.524%, Due 12/1/2027, 2020 USD Term Loan B4, (1 mo. USD LIBOR + 4.000%)	1,275,575	1,251,888
Helios Software Holdings, Inc., 5.954%, Due 3/11/2028, 2021 USD Term Loan B, (3 mo. USD SOFR + 3.750%)	4,254,457	4,091,384
Ivanti Software, Inc.,
7.144%, Due 12/1/2027, 2021 Add On Term Loan B, (3 mo. USD LIBOR + 4.000%)	201,450	171,400
7.332%, Due 12/1/2027, 2021 Term Loan B, (3 mo. USD. LIBOR + 4.250%)	2,311,587	1,970,628
Loyalty Ventures, Inc., 7.024%, Due 11/3/2027, Term Loan B, (1 mo. USD LIBOR + 4.500%)	1,686,300	1,218,352
Mediaocean LLC, 6.024%, Due 12/15/2028, 2021 Term Loan, (1 mo. USD LIBOR + 3.500%)	2,767,065	2,675,420
Mitchell International, Inc., 6.734%, Due 10/15/2028, 2021 Term Loan B, (3 mo. USD LIBOR + 3.750%)	2,004,975	1,910,360
Navicure, Inc., 6.524%, Due 10/22/2026, 2019 Term Loan B, (1 mo. USD LIBOR + 4.000%)	1,500,000	1,465,620
Particle Investments SARL, 6.256%, Due 2/18/2027, Term Loan, (3 mo. USD LIBOR + 5.250%)	3,146,171	3,051,786
Polaris Newco LLC, 6.524%, Due 6/2/2028, USD Term Loan B, (1 mo. USD LIBOR + 4.000%)	3,920,387	3,757,221
Project Alpha Intermediate Holding, Inc., Due 4/26/2024, 2021 Term Loan BF	2,000,000	1,946,260
Red Planet Borrower LLC, 6.274%, Due 10/2/2028, Term Loan B, (1 mo. USD LIBOR + 3.750%)	2,344,046	1,923,595
Renaissance Holding Corp., 7.095%, Due 3/30/2029, 2022 Incremental Term Loan, (1 mo. USD SOFR + 4.500%)	2,301,000	2,242,324

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSE - 84.30% (continued)

Technology - 16.81% (continued)

Software - 11.98% (continued)
Riverbed Technology, Inc., 7.000%, Due 12/7/2026, 2021 Term Loan, PIK (in-kind rate 6.000%)G	$1,733,936	$796,171
Rocket Software, Inc., 6.774%, Due 11/28/2025, 2021 USD Incremental Term Loan B, (1 mo. USD LIBOR + 4.250%)	2,931,390	2,836,853
Skopima Merger Sub, Inc., 6.524%, Due 5/12/2028, Term Loan B, (1 mo. USD LIBOR + 4.000%)	3,050,945	2,934,368
Symplr Software, Inc., 6.654%, Due 12/22/2027, 2020 Term Loan, (3 mo. USD SOFR + 4.500%)	2,074,571	2,004,554
Ultimate Software Group, Inc., 5.535%, Due 5/4/2026, 2021 Term Loan, (3 mo. USD LIBOR + 3.250%)	4,612,247	4,461,519
Weld North Education LLC, 6.274%, Due 12/21/2027, 2021 Term Loan B, (1 mo. USD LIBOR + 3.750%)	2,629,175	2,557,688
Xperi Corp., 6.024%, Due 6/8/2028, 2020 Term Loan B, (1 mo. USD LIBOR + 3.500%)	2,438,300	2,384,974

		67,442,071

Total Technology		94,622,200

Total Bank Loan Obligations (Cost $506,114,534)		474,546,312

CORPORATE OBLIGATIONS - 3.72%

Communications - 2.14%

Internet - 0.73%
Arches Buyer, Inc., 4.250%, Due 6/1/2028J	2,000,000	1,607,640
Getty Images, Inc., 9.750%, Due 3/1/2027J	2,500,000	2,506,250

		4,113,890

Media - 0.72%
Cengage Learning, Inc., 9.500%, Due 6/15/2024J	3,000,000	2,860,170
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, Due 8/15/2026J	2,665,000	506,350
Univision Communications, Inc., 7.375%, Due 6/30/2030J	667,000	662,017

		4,028,537

Telecommunications - 0.69%
CommScope, Inc., 4.750%, Due 9/1/2029J	2,000,000	1,701,900
GoTo Group, Inc., 5.500%, Due 9/1/2027J	3,000,000	2,179,845

		3,881,745

Total Communications		12,024,172

Consumer, Cyclical - 0.81%

Distribution/Wholesale - 0.11%
KAR Auction Services, Inc., 5.125%, Due 6/1/2025J	660,000	648,047

Entertainment - 0.70%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.750%, Due 7/1/2025J	4,000,000	3,920,080

Total Consumer, Cyclical		4,568,127

Consumer, Non-Cyclical - 0.46%

Commercial Services - 0.46%
ADT Security Corp., 4.125%, Due 8/1/2029J	3,000,000	2,576,190

Financial - 0.31%

REITS - 0.31%
VICI Properties LP/VICI Note Co., Inc., 4.125%, Due 8/15/2030J	2,000,000	$1,758,508

Total Corporate Obligations (Cost $24,542,404)		20,926,997

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 0.35%

Communications - 0.19%

Telecommunications - 0.19%
Telesat Canada/Telesat LLC, 4.875%, Due 6/1/2027J	$2,000,000	$1,084,560

Consumer, Cyclical - 0.16%

Airlines - 0.16%
Air Canada, 3.875%, Due 8/15/2026J	1,000,000	892,325

Total Foreign Corporate Obligations (Cost $2,840,111)		1,976,885

	Shares

SHORT-TERM INVESTMENTS - 15.74% (Cost $88,611,724)

Investment Companies - 15.74%
American Beacon U.S. Government Money Market, 2.09%K L	88,611,724	88,611,724

TOTAL INVESTMENTS - 105.72% (Cost $627,338,741)		595,143,494
LIABILITIES, NET OF OTHER ASSETS - (5.72%)		(32,213,661)

TOTAL NET ASSETS - 100.00%		$562,929,833

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $296,299 or 0.05% of net assets.

C Value was determined using significant unobservable inputs.

D A type of Preferred Stock that has no maturity date.

E Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

F Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of August 31, 2022.

G Default Security. At period end, the amount of securities in default was $4,694,988 or 0.83% of net assets.

H Fixed Rate.

I All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $622,319 or 0.11% of net assets, which is related to Athenahealth, Inc.

J Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $22,903,882 or 4.07% of net assets. The Fund has no right to demand registration of these securities.

K The Fund is affiliated by having the same investment advisor.

L 7-day yield.

IP Ltd. - Intellectual Property Ltd.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLLP - Limited Liability Limited Partnership.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REITs – Real Estate Investment Trusts.

Pty Ltd. - Proprietary Ltd.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

August 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2022, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$110,528	$7,714,550	$0	(1)	$7,825,078
Warrants	1,152,621	-	-		1,152,621
Preferred Stocks	103,877	-	-		103,877
Bank Loan Obligations(2)	-	474,250,013	296,299	(1)	474,546,312
Corporate Obligations	-	20,926,997	-		20,926,997
Foreign Corporate Obligations	-	1,976,885	-		1,976,885
Short-Term Investments	88,611,724	-	-		88,611,724

Total Investments in Securities – Assets	$89,978,750	$504,868,445	$296,299		$595,143,494

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $622,319 at year end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2022, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 8/31/2021		Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31/2022		Unrealized Appreciation (Depreciation) at Year End*
Common Stocks	$0	(1)	$-	$70,310	$-	$(77,935)	$148,245	$-	$-	$0	(1)	$(501,119)
Bank Loan Obligations	512,915	(1)	28,330	400,079	(255)	(39)	155,427	-	-	296,299	(1)	(1,257,758)

	$512,915		$28,330	$470,389	$(255)	$(77,974)	$303,672	$-	$-	$296,299		$(1,758,877)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the year ended August 31, 2022, one common stock has been fair valued at $0 by the Valuation Committee. The remaining bank loan obligations valued at $ 296,299 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2022

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,365,381,823	$506,531,770
Investments in affiliated securities, at fair value‡	15,626,748	88,611,724
Foreign currency, at fair value^	912	-
Cash	-	987,229
Dividends and interest receivable	21,014,140	4,265,586
Receivable for investments sold	-	21,478,068
Receivable for fund shares sold	2,460,972	435,232
Receivable for expense reimbursement (Note 2)	145,377	40,193
Receivable for variation margin on open futures contracts (Note 5)	4,022,985	-
Prepaid expenses	88,641	53,677

Total assets	1,408,741,598	622,403,479

Liabilities:
Payable for investments purchased	3,091,444	56,782,342
Payable for fund shares redeemed	4,514,918	1,222,112
Cash due to broker for futures contracts	2,041,467	-
Dividends payable	642,366	202,841
Unfunded loan commitments	-	622,319
Management and sub-advisory fees payable (Note 2)	857,382	322,176
Service fees payable (Note 2)	42,887	36,218
Transfer agent fees payable (Note 2)	94,682	36,047
Custody and fund accounting fees payable	88,550	134,041
Professional fees payable	81,016	67,977
Payable for prospectus and shareholder reports	135,053	20,909
Other liabilities	29,931	26,664

Total liabilities	11,619,696	59,473,646

Net assets	$1,397,121,902	$562,929,833

Analysis of net assets:
Paid-in-capital	$1,539,466,712	$823,533,745
Total distributable earnings (deficits)A	(142,344,810)	(260,603,912)

Net assets	$1,397,121,902	$562,929,833

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2022

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class		35,061,966	16,324,751

Y Class		112,889,556	40,750,583

Investor Class		4,960,605	4,285,570

A Class		3,509,198	2,417,045

C Class		3,455,699	2,424,871

SP Class		N/A	5,626

Net assets:
R5 Class		$306,537,412	$138,749,617

Y Class		$986,525,511	$346,503,063

Investor Class		$43,181,008	$36,350,376

A Class		$30,539,986	$20,563,082

C Class		$30,337,985	$20,714,400

SP Class	$	N/A	$49,295

Net asset value, offering and redemption price per share:
R5 Class		$8.74	$8.50

Y Class		$8.74	$8.50

Investor Class		$8.70	$8.48

A Class		$8.70	$8.51

A Class (offering price)		$9.13	$8.73

C Class		$8.78	$8.54

SP Class	$	N/A	$8.76

† Cost of investments in unaffiliated securities		$1,475,246,744	$538,727,017
‡ Cost of investments in affiliated securities		$15,626,748	$88,611,724
^ Cost of foreign currency		$927	$-

A The Funds’ investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2022

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities	$3,998,094	$496,931
Dividend income from affiliated securities (Note 2)	83,635	308,586
Interest income	75,111,948	35,505,574
Other income	1,192	-

Total investment income	79,194,869	36,311,091

Expenses:
Management and sub-advisory fees (Note 2)	9,813,244	4,535,678
Transfer agent fees:
R5 Class (Note 2)	94,941	51,253
Y Class (Note 2)	844,829	366,667
Investor Class	3,668	3,416
A Class	1,948	1,271
C Class	2,302	1,336
SP Class	-	37
Custody and fund accounting fees	200,706	281,407
Professional fees	180,318	153,747
Registration fees and expenses	142,048	101,027
Service fees (Note 2):
Investor Class	178,964	189,684
A Class	26,127	16,502
C Class	24,233	15,088
Distribution fees (Note 2):
A Class	78,528	63,328
C Class	372,461	233,741
SP Class	-	134
Prospectus and shareholder report expenses	235,141	45,542
Trustee fees (Note 2)	115,895	54,096
Loan expense (Note 9)	12,187	202,880
Other expenses	108,974	129,059

Total expenses	12,436,514	6,445,893

Net fees waived and expenses (reimbursed) (Note 2)	(1,494,245)	(199,386)
Net sub-advisory fees waived (Note 2)	-	(233,349)

Net expenses	10,942,269	6,013,158

Net investment income	68,252,600	30,297,933

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(863,268)	(25,436,903)
Commission recapture (Note 1)	-	71,948
Foreign currency transactions	(632,590)	-
Futures contracts	7,383,104	-
Swap agreements	(3,172,847)	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(169,535,070)	(34,102,561)
Foreign currency transactions	(24,121)	-
Futures contracts	2,146,904	-
Swap agreements	(103,242)	-

Net (loss) from investments	(164,801,130)	(59,467,516)

Net (decrease) in net assets resulting from operations	$(96,548,530)	$(29,169,583)

A The Funds did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Funds’ investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$68,252,600	$76,329,465	$30,297,933	$23,606,547
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, foreign currency transactions, futures contracts, and swap agreements	2,714,399	20,760,944	(25,364,955)	(14,573,883)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, futures contracts, and swap agreements	(167,515,529)	84,480,610	(34,102,561)	50,177,760

Net increase (decrease) in net assets resulting from operations	(96,548,530)	181,571,019	(29,169,583)	59,210,424

Distributions to shareholders:
Total retained earnings:
R5 Class	(18,554,945)	(26,780,193)	(9,646,735)	(7,976,726)
Y Class	(43,077,397)	(43,580,848)	(17,495,717)	(15,422,721)
Investor Class	(2,214,848)	(2,584,019)	(2,383,268)	(2,444,844)
A Class	(1,439,345)	(1,683,403)	(1,185,911)	(1,352,423)
C Class	(1,444,142)	(2,174,527)	(923,084)	(1,085,209)
SP Class	-	-	(2,526)	(3,272)
Tax return of capital:
R5 Class	(863,363)	(247,938)	-	-
Y Class	(2,649,315)	(436,596)	-	-
Investor Class	(110,859)	(26,294)	-	-
A Class	(84,144)	(17,599)	-	-
C Class	(68,517)	(17,482)	-	-

Net distributions to shareholders	(70,506,875)	(77,548,899)	(31,637,241)	(28,285,195)

Capital share transactions (Note 10):
Proceeds from sales of shares	955,195,355	538,811,461	314,861,346	242,899,481
Reinvestment of dividends and distributions	63,722,980	69,368,493	28,969,433	26,526,434
Cost of shares redeemed	(891,888,298)	(521,178,305)	(363,743,178)	(258,904,461)

Net increase (decrease) in net assets from capital share transactions	127,030,037	87,001,649	(19,912,399)	10,521,454

Net increase (decrease) in net assets	(40,025,368)	191,023,769	(80,719,223)	41,446,683

Net assets:
Beginning of year	1,437,147,270	1,246,123,501	643,649,056	602,202,373

End of year	$1,397,121,902	$1,437,147,270	$562,929,833	$643,649,056

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of August 31, 2022, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposed limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework used by funds to comply with Section 18 of the Act, and required funds whose use of derivatives was more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financials.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary, such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

SP Class	Retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the Sound Point Floating Rate Income Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Central Securities Depositories Regulation (“CSDR”)

Effective February 1, 2022, the CSDR introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Strategic Income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

Sound Point Capital Management, LP

All Assets	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the year ended August 31, 2022 were as follows:

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,813,414
Sub-Advisor Fees	0.37%	4,999,830

Total	0.72%	$9,813,244

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Sound Point Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,267,948
Sub-Advisor Fees	0.35%	2,267,730

Total	0.70%	$4,535,678

Effective January 1, 2022, Sound Point Capital Management, LP contractually agreed to waive a portion of its management fee equal to 0.034% of the Fund’s average daily net assets through December 31, 2022. For the year ended August 31, 2022, $233,349 of sub-advisory fees were waived by Sound Point Capital Management, LP.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended August 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SiM High Yield Opportunities	$890,797
Sound Point Floating Rate Income	394,404

As of August 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SiM High Yield Opportunities	$84,604
Sound Point Floating Rate Income	30,320

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with an August 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	August 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	SiM High Yield Opportunities	$15,626,748	$-	$-	$83,635	$15,626,748
U.S. Government Money Market Select	Direct	Sound Point Floating Rate Income	88,611,724	-	-	308,586	88,611,724

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2022, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SiM High Yield Opportunities	$17,960
Sound Point Floating Rate Income	64,491

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board.

During the year ended August 31, 2022, the SiM High Yield Opportunities Fund borrowed on average $18,737,814 for 11 days at an average interest rate of 1.10% with interest charges of $5,493. These amounts are recorded as “Other expenses” in the Statements of Operations. During the year ended August 31, 2022, the Sound Point Floating Rate Income Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through December 31, 2022, to the extent that total operating expenses (excluding taxes, interest, brokerage

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended August 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	9/1/2021 – 12/31/2021	1/1/2022 - 8/31/2022	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
SiM High Yield Opportunities	R5	0.74%	0.74%	$260,001	$-		2024-2025
SiM High Yield Opportunities	Y	0.75%	0.75%	1,170,030	-		2024-2025
SiM High Yield Opportunities	Investor	1.10%	1.10%	29,654	-		2024-2025
SiM High Yield Opportunities	A	1.07%	1.07%	17,362	-		2024-2025
SiM High Yield Opportunities	C	1.81%	1.81%	17,198	-		2024-2025
Sound Point Floating Rate Income	R5	0.82%	0.82%	49,612	(38,474	)*	2024-2025
Sound Point Floating Rate Income	Y	0.88%	0.88%	124,416	(38,472	)*	2024-2025
Sound Point Floating Rate Income	Investor	1.16%	1.16%	13,878	(7,693	)*	2024-2025
Sound Point Floating Rate Income	A	1.09%	1.09%	9,606	(2,411	)*	2024-2025
Sound Point Floating Rate Income	C	1.86%	1.86%	6,981	(4,633	)*	2024-2025
Sound Point Floating Rate Income	SP	1.08%	1.08%	28	(7	)*	2024-2025

* Of these amounts, $86,555 represents Recouped Expenses from prior fiscal years and is reflected in Other Expenses on the Statements of Operations.

Of the above amounts, $145,377 and $40,193 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at August 31, 2022 for the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2024 and 2025. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SiM High Yield Opportunities	$-	$-	$53,922	2021-2022
SiM High Yield Opportunities	-	43,974	-	2022-2023
SiM High Yield Opportunities	-	767,953	-	2023-2024
Sound Point Floating Rate Income	22,021	-	-	2021-2022
Sound Point Floating Rate Income	64,534	38,775	-	2023-2024

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended August 31, 2022, RID collected $11,167 and $3,869 for SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended August 31, 2022, CDSC fees of $806 and $12 were collected for the A Class Shares of SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended August 31, 2022, CDSC fees of $4,583 and $4,414 were collected for the C Class Shares of SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of August 31, 2022, one shareholder has been identified as representing an unaffiliated significant ownership of approximately 6% for the SiM High Yield Opportunities Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.   Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to- market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.   Securities and Other Investments

Bank Loans and Senior Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. The investment return of corporate debt securities reflects interest earning and changes in the market value of the security. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Floating and Variable Rate Securities

The coupons on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating or variable rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating or variable rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Foreign Debt Securities

The Funds may each invest a significant portion of its assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended August 31, 2022 are disclosed in the Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

During the year ended August 31, 2022, the SiM High Yield Opportunities Fund entered into futures contracts primarily for hedging.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended August 31, 2022
SiM High Yield Opportunities	995

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Total Return Swap Agreements

The SiM High Yield Opportunities Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of August 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$4,017,261	$–	$–	$–	$4,017,261

The effect of financial derivative instruments on the Statements of Operations as of August 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$7,383,104	$–	$–	$–	$7,383,104
Swap agreements	–	–	–	–	(3,172,847)	(3,172,847)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$2,146,904	$–	$–	$–	$2,146,904
Swap agreements	-	–	–	–	(103,242)	(103,242)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2022.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of August 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$4,017,261	$-

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,017,261	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(4,017,261)	$-

Total derivative assets and liabilities subject to an MNA	$-	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Convertible Securities Risk

The conversion value of a convertible security, including a convertible preferred security, is the market value that would be received if the convertible were converted to its underlying common stock. The value of a convertible security typically increases or decreases with the price of the underlying common stock. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock when the underlying stock’s price is high relative to the conversion price. A convertible security also is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk, and there is a risk that the credit standing of the issuer may have an effect on the convertible security’s investment value. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade (commonly known as “junk bonds”) and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. In addition, to the extent a Fund invests in convertible securities issued by small- or mid-capitalization companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-capitalization companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-capitalization stocks.

Covenant-Lite Obligations Risk

Certain investments, such as loans in which a Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite”. Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

expose a Fund to greater credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Floating and Variable Rate Securities Risk

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating and variable rate security is generally based on an interest rate such as a money-market index, (“LIBOR”) or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating and variable rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating and variable rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Futures Contracts Risk

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and repay principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yielding fixed-income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of a Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in fixed-income securities with intermediate and long terms to maturity. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed-income securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of fixed-income securities will fluctuate over time. Currently, interest rates are near historic lows and some investments may have negative interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

In making investments in bank loans or senior loans, the Funds will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Funds once it receives payment on the underlying loan or to pursue

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

appropriate remedies against a borrower in the event that the borrower defaults which may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower. Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take. significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to a Fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

A Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, A Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When a Fund’s loan interest is a participation, a Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to a Fund, and a Fund may have less control over the exercise of remedies against the borrower and/or the financial institution that made the loan than the party selling the participation interest.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

A Fund may experience periods of high levels of redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

capital gains, which could cause a Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. Heavy redemptions could hurt a Fund’s performance.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. A Fund may not be able to sell a restricted security when a sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than a Fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and a Fund may receive only limited information regarding the issuer of a restricted security. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

7.  Federal Income and Excise Taxes

Floating and Variable Rate Securities Risk

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2022	Year Ended August 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$18,554,945	$26,780,193	$9,646,735	$7,976,726
Y Class	43,077,397	43,580,848	17,495,717	15,422,721
Investor Class	2,214,848	2,584,019	2,383,268	2,444,844
A Class	1,439,345	1,683,403	1,185,911	1,352,423
C Class	1,444,142	2,174,527	923,084	1,085,209
SP Class	–	–	2,526	3,272
Return of capital
R5 Class	863,363	247,938	–	–
Y Class	2,649,315	436,596	–	–
Investor Class	110,859	26,294	–	–
A Class	84,144	17,599	–	–
C Class	68,517	17,482	–	–
SP Class	–	–	–	–

Total distributions paid	$70,506,875	$77,548,899	$31,637,241	$28,285,195

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,492,701,214	$24,155,070	$(135,889,974)	$(111,734,904)
Sound Point Floating Rate Income	628,118,092	8,504,917	(41,479,515)	(32,974,598)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SiM High Yield Opportunities	$(111,734,904)	$–	$–	$(29,967,539)	$(642,367)	$(142,344,810)
Sound Point Floating Rate Income	(32,974,598)	1,038,745	–	(228,465,216)	(202,843)	(260,603,912)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital loss carryforwards, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, dividends payable at the end of period, premium amortization, late year ordinary loss deferral, convertible preferred stock interest accrual, and deemed distributions from convertible obligations.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from nondeductible expenses from investments in publicly traded partnerships as of August 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
SiM High Yield Opportunities	$(1,067)	$1,067
Sound Point Floating Rate Income	–	–

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

During the year ended August 31, 2022, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SiM High Yield Opportunities	$9,261,167	$18,737,365
Sound Point Floating Rate Income	58,033,382	170,431,834

SiM High Yield Opportunities utilized $18,398,346 in long-term capital loss carryforwards. Sound Point Floating Rate Income did not utilize any capital loss carryforwards.

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, August 31, 2022. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, August 31, 2022. For the period ending August 31, 2022, SiM High Yield Opportunities deferred $1,969,007 ordinary loss to September 1, 2022.

8.   Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
SiM High Yield Opportunities	$1,169,438,219	$1,029,178,490
Sound Point Floating Rate Income	540,217,530	492,875,487

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

A summary of the Funds’ transactions in the USG Select Fund for the year ended August 31, 2022 were as follows:

Fund	Type of Transaction	August 31, 2021 Shares/Fair Value	Purchases	Sales	August 31, 2022 Shares/Fair Value
SiM High Yield Opportunities	Direct	$12,397,700	$974,472,583	$971,243,535	$15,626,748
Sound Point Floating Rate Income	Direct	58,794,896	429,340,871	399,524,043	88,611,724

9.   Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended August 31, 2022, the Funds did not utilize these facilities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

10.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	8,893,810	$81,527,023	13,654,936	$131,234,277
Reinvestment of dividends	1,582,251	14,806,534	2,329,325	22,180,116
Shares redeemed	(23,277,927)	(219,081,543)	(12,206,970)	(116,747,992)

Net increase (decrease) in shares outstanding	(12,801,866)	$(122,747,986)	3,777,291	$36,666,401

	Y Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	89,581,246	$830,991,282	36,473,559	$351,085,559
Reinvestment of dividends	4,780,291	44,086,273	4,352,266	41,485,282
Shares redeemed	(65,866,975)	(612,494,270)	(38,264,507)	(357,353,662)

Net increase in shares outstanding	28,494,562	$262,583,285	2,561,318	$35,217,179

	Investor Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,363,198	$22,264,572	3,602,184	$34,409,925
Reinvestment of dividends	231,281	2,140,527	252,934	2,403,441
Shares redeemed	(3,064,676)	(28,721,554)	(2,888,657)	(27,274,128)

Net increase (decrease) in shares outstanding	(470,197)	$(4,316,455)	966,461	$9,539,238

	A Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,723,591	$15,699,511	1,718,902	$16,340,041
Reinvestment of dividends	137,167	1,266,159	134,466	1,278,748
Shares redeemed	(1,951,169)	(18,176,734)	(909,694)	(8,554,316)

Net increase (decrease) in shares outstanding	(90,411)	$(1,211,064)	943,674	$9,064,473

	C Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	497,631	$4,712,967	593,901	$5,741,659
Reinvestment of dividends	152,316	1,423,487	211,537	2,020,906
Shares redeemed	(1,447,466)	(13,414,197)	(1,170,580)	(11,248,207)

Net (decrease) in shares outstanding	(797,519)	$(7,277,743)	(365,142)	$(3,485,642)

	R5 Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	9,116,595	$83,518,251	6,884,330	$63,355,374
Reinvestment of dividends	834,671	7,465,304	726,164	6,654,689
Shares redeemed	(12,881,168)	(112,413,300)	(6,590,362)	(60,151,643)

Net increase (decrease) in shares outstanding	(2,929,902)	$(21,429,745)	1,020,132	$9,858,420

American Beacon FundsSM

Notes to Financial Statements

August 31, 2022

	Y Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	22,420,744	$199,913,399	16,440,165	$151,327,904
Reinvestment of dividends	1,909,477	17,057,418	1,648,612	15,125,599
Shares redeemed	(21,888,373)	(194,478,646)	(16,410,736)	(149,564,235)

Net increase in shares outstanding	2,441,848	$22,492,171	1,678,041	$16,889,268

	Investor Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,885,593	$26,472,898	2,138,150	$19,404,110
Reinvestment of dividends	267,265	2,383,201	265,498	2,426,439
Shares redeemed	(4,567,785)	(40,139,318)	(3,194,945)	(28,958,237)

Net (decrease) in shares outstanding	(1,414,927)	$(11,283,219)	(791,297)	$(7,127,688)

	A Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	310,702	$2,813,943	479,720	$4,404,627
Reinvestment of dividends	129,354	1,159,448	145,136	1,331,114
Shares redeemed	(1,197,097)	(10,779,919)	(820,336)	(7,497,963)

Net (decrease) in shares outstanding	(757,041)	$(6,806,528)	(195,480)	$(1,762,222)

	C Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	235,123	$2,142,855	476,331	$4,404,972
Reinvestment of dividends	100,377	901,536	106,966	985,468
Shares redeemed	(653,145)	(5,924,396)	(1,376,041)	(12,668,417)

Net (decrease) in shares outstanding	(317,645)	$(2,880,005)	(792,744)	$(7,277,977)

	SP Class
	Year Ended August 31, 2022		Year Ended August 31, 2021
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	105	$2,494
Reinvestment of dividends	275	2,526	340	3,125
Shares redeemed	(806)	(7,599)	(7,048)	(63,966)

Net (decrease) in shares outstanding	(531)	$(5,073)	(6,603)	$(58,347)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2022		2021			2020	2019	2018

Net asset value, beginning of period	$9.88		$9.06			$9.44	$9.52	$9.61

Income (loss) from investment operations:
Net investment income	0.46		0.59			0.57	0.59	0.59
Net gains (losses) on investments (both realized and unrealized)	(1.11)		0.83			(0.37)	(0.07)	(0.11)

Total income (loss) from investment operations	(0.65)		1.42			0.20	0.52	0.48

Less distributions:
Dividends from net investment income	(0.47)		(0.59)			(0.58)	(0.60)	(0.55)
Tax return of capital	(0.02	)B	(0.01	)B		–	–	(0.02	)B

Total distributions	(0.49)		(0.60)			(0.58)	(0.60)	(0.57)

Net asset value, end of period	$8.74		$9.88			$9.06	$9.44	$9.52

Total returnC	(6.82)%		16.08%			2.39%	5.65%	5.13%

Ratios and supplemental data:
Net assets, end of period	$306,537,412		$472,951,383			$399,310,742	$396,916,950	$382,074,042
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%		0.82%			0.86%	0.83%	0.87%
Expenses, net of reimbursements and/or recoupments	0.74%		0.77%		D	0.85%	0.84%	0.84%
Net investment income, before expense reimbursements and/or recoupments	4.89%		6.09%			6.33%	6.31%	5.91%
Net investment income, net of reimbursements and/or recoupments	4.96%		6.14%			6.34%	6.30%	5.94%
Portfolio turnover rate	77%		62%			57%	44%	51%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$9.87		$9.05		$9.43	$9.51	$9.60

Income (loss) from investment operations:
Net investment income	0.48		0.59		0.56	0.59	0.59
Net gains (losses) on investments (both realized and unrealized)	(1.12)		0.82		(0.37)	(0.08)	(0.11)

Total income (loss) from investment operations	(0.64)		1.41		0.19	0.51	0.48

Less distributions:
Dividends from net investment income	(0.47)		(0.58)		(0.57)	(0.59)	(0.55)
Tax return of capital	(0.02	)B	(0.01	)A	-	-	(0.02	)A

Total distributions	(0.49)		(0.59)		(0.57)	(0.59)	(0.57)

Net asset value, end of period	$8.74		$9.87		$9.05	$9.43	$9.51

Total returnB	(6.72)%		16.06%		2.33%	5.58%	5.09%

Ratios and supplemental data:
Net assets, end of period	$986,525,511		$833,189,237		$740,616,507	$661,486,121	$591,845,939
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%		0.89%		0.90%	0.91%	0.88%
Expenses, net of reimbursements and/or recoupments	0.75%		0.80	%C	0.90%	0.91%	0.88%
Net investment income, before expense reimbursements and/or recoupments	4.91%		6.01%		6.29%	6.23%	5.90%
Net investment income, net of reimbursements and/or recoupments	5.04%		6.10%		6.29%	6.23%	5.90%
Portfolio turnover rate	77%		62%		57%	44%	51%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$9.84		$9.02		$9.41	$9.49	$9.58

Income (loss) from investment operations:
Net investment income	0.40		0.64		0.32	0.54	0.51
Net gains (losses) on investments (both realized and unrealized)	(1.09)		0.74		(0.17)	(0.05)	(0.06)

Total income (loss) from investment operations	(0.69)		1.38		0.15	0.49	0.45

Less distributions:
Dividends from net investment income	(0.43)		(0.56)		(0.54)	(0.57)	(0.52)
Tax return of capital	(0.02	)B	(0.00	)A B	–	–	(0.02	)B

Total distributions	(0.45)		(0.56)		(0.54)	(0.57)	(0.54)

Net asset value, end of period	$8.70		$9.84		$9.02	$9.41	$9.49

Total returnC	(7.20)%		15.73%		1.91%	5.32%	4.81%

Ratios and supplemental data:
Net assets, end of period	$43,181,008		$53,412,551		$40,259,060	$78,700,798	$89,459,142
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.16%		1.16%		1.18%	1.15%	1.14%
Expenses, net of reimbursements and/or recoupments	1.10%		1.12	%D	1.18%	1.15%	1.14%
Net investment income, before expense reimbursements and/or recoupments	4.56%		5.72%		5.91%	5.98%	5.62%
Net investment income, net of reimbursements and/or recoupments	4.62%		5.76%		5.91%	5.98%	5.62%
Portfolio turnover rate	77%		62%		57%	44%	51%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$9.84		$9.02		$9.41	$9.53	$9.61

Income (loss) from investment operations:
Net investment income	0.43		0.62		0.55	0.47	0.48
Net gains (losses) on investments (both realized and unrealized)	(1.11)		0.76		(0.39)	(0.02)	(0.01)

Total income (loss) from investment operations	(0.68)		1.38		0.16	0.45	0.47

Less distributions:
Dividends from net investment income	(0.44)		(0.56)		(0.55)	(0.57)	(0.53)
Tax return of capital	(0.02	)B	(0.00	)A B	–	–	(0.02	)B

Total distributions	(0.46)		(0.56)		(0.55)	(0.57)	(0.55)

Net asset value, end of period	$8.70		$9.84		$9.02	$9.41	$9.53

Total returnC	(7.17)%		15.75%		1.94%	4.85%	5.00%

Ratios and supplemental data:
Net assets, end of period	$30,539,986		$35,403,008		$23,945,109	$23,694,436	$37,998,012
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%		1.14%		1.15%	1.17%	1.07%
Expenses, net of reimbursements and/or recoupments	1.07%		1.09	%D	1.15%	1.17%	1.07%
Net investment income, before expense reimbursements and/or recoupments	4.63%		5.73%		6.01%	5.94%	5.65%
Net investment income, net of reimbursements and/or recoupments	4.69%		5.78%		6.01%	5.94%	5.65%
Portfolio turnover rate	77%		62%		57%	44%	51%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of period	$9.92		$9.09		$9.48	$9.56	$9.65

Income (loss) from investment operations:
Net investment income	0.34		0.48		0.46	0.49	0.48
Net gains (losses) on investments (both realized and unrealized)	(1.09)		0.85		(0.37)	(0.07)	(0.09)

Total income (loss) from investment operations	(0.75)		1.33		0.09	0.42	0.39

Less distributions:
Dividends from net investment income	(0.37)		(0.50)		(0.48)	(0.50)	(0.47)
Tax return of capital	(0.02	)B	(0.00	)A B	–	–	(0.01	)B

Total distributions	(0.39)		(0.50)		(0.48)	(0.50)	(0.48)

Net asset value, end of period	$8.78		$9.92		$9.09	$9.48	$9.56

Total returnC	(7.77)%		14.94%		1.22%	4.54%	4.08%

Ratios and supplemental data:
Net assets, end of period	$30,337,985		$42,191,091		$41,992,083	$55,699,475	$60,797,852
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.86%		1.87%		1.89%	1.89%	1.85%
Expenses, net of reimbursements and/or recoupments	1.81%		1.83	%D	1.89%	1.89%	1.85%
Net investment income, before expense reimbursements and/or recoupments	3.85%		5.08%		5.26%	5.24%	4.93%
Net investment income, net of reimbursements and/or recoupments	3.90%		5.12%		5.26%	5.24%	4.93%
Portfolio turnover rate	77%		62%		57%	44%	51%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.30	$8.82		$9.79	$10.28	$10.35

Income (loss) from investment operations:
Net investment income	0.40	0.38		0.50	0.56	0.53
Net gains (losses) on investments (both realized and unrealized)	(0.75)	0.55		(0.92)	(0.44)	(0.05)

Total income (loss) from investment operations	(0.35)	0.93		(0.42)	0.12	0.48

Less distributions:
Dividends from net investment income	(0.45)	(0.45)		(0.55)	(0.61)	(0.52)
Distributions from net realized gains	–	–		–	–	(0.03)

Total distributions	(0.45)	(0.45)		(0.55)	(0.61)	(0.55)

Net asset value, end of period	$8.50	$9.30		$8.82	$9.79	$10.28

Total returnB	(3.88)%	10.68%		(4.08)%	1.77%	4.71%

Ratios and supplemental data:
Net assets, end of period	$138,749,617	$179,069,561		$160,767,886	$343,916,230	$391,526,212
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%	0.88%		0.90%	0.84%	0.82%
Expenses, net of reimbursements and/or recoupments	0.82%	0.84%	C	0.90%	0.84%	0.84%
Net investment income, before expense reimbursements and/or recoupments	4.71%	4.02%		6.29%	6.10%	5.16%
Net investment income, net of reimbursements and/or recoupments	4.77%	4.06%		6.29%	6.10%	5.14%
Portfolio turnover rate	82%	75%		56%	58%	69%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.30	$8.82		$9.80	$10.29	$10.36

Income (loss) from investment operations:
Net investment income	0.44	0.38		0.46	0.54	0.52
Net gains (losses) on investments (both realized and unrealized)	(0.79)	0.54		(0.89)	(0.42)	(0.04)

Total income (loss) from investment operations	(0.35)	0.92		(0.43)	0.12	0.48

Less distributions:
Dividends from net investment income	(0.45)	(0.44)		(0.55)	(0.61)	(0.52)
Distributions from net realized gains	–	–		–	–	(0.03)

Total distributions	(0.45)	(0.44)		(0.55)	(0.61)	(0.55)

Net asset value, end of period	$8.50	$9.30		$8.82	$9.80	$10.29

Total returnA	(3.93)%	10.60%		(4.24)%	1.68%	4.68%

Ratios and supplemental data:
Net assets, end of period	$346,503,063	$356,429,827		$323,133,710	$786,638,267	$1,260,705,246
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95%	0.95%		0.96%	0.90%	0.88%
Expenses, net of reimbursements and/or recoupments	0.88%	0.91	%B	0.96%	0.90%	0.88%
Net investment income, before expense reimbursements and/or recoupments	4.67%	3.95%		6.21%	5.99%	5.13%
Net investment income, net of reimbursements and/or recoupments	4.74%	3.99%		6.21%	5.99%	5.13%
Portfolio turnover rate	82%	75%		56%	58%	69%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.28	$8.80		$9.78	$10.26	$10.33

Income (loss) from investment operations:
Net investment income	0.26	0.29		0.30	0.49	0.50
Net gains (losses) on investments (both realized and unrealized)	(0.64)	0.60		(0.76)	(0.40)	(0.04)

Total income (loss) from investment operations	(0.38)	0.89		(0.46)	0.09	0.46

Less distributions:
Dividends from net investment income	(0.42)	(0.41)		(0.52)	(0.57)	(0.50)
Distributions from net realized gains	–	–		–	–	(0.03)

Total distributions	(0.42)	(0.41)		(0.52)	(0.57)	(0.53)

Net asset value, end of period	$8.48	$9.28		$8.80	$9.78	$10.26

Total returnA	(4.22)%	10.31%		(4.53)%	1.38%	4.51%

Ratios and supplemental data:
Net assets, end of period	$36,350,376	$52,900,976		$57,117,869	$214,702,538	$538,668,514
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.21%	1.22%		1.24%	1.22%	1.04%
Expenses, net of reimbursements and/or recoupments	1.16%	1.18	%B	1.24%	1.22%	1.04%
Net investment income, before expense reimbursements and/or recoupments	4.38%	3.68%		5.99%	5.60%	5.02%
Net investment income, net of reimbursements and/or recoupments	4.43%	3.72%		5.99%	5.60%	5.02%
Portfolio turnover rate	82%	75%		56%	58%	69%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.31	$8.83		$9.82	$10.28	$10.35

Income (loss) from investment operations:
Net investment income	0.37	0.34		0.51	0.56	0.49
Net gains (losses) on investments (both realized and unrealized)	(0.74)	0.56		(0.97)	(0.44)	(0.04)

Total income (loss) from investment operations	(0.37)	0.90		(0.46)	0.12	0.45

Less distributions:
Dividends from net investment income	(0.43)	(0.42)		(0.53)	(0.58)	(0.49)
Distributions from net realized gains	–	–		–	–	(0.03)

Total distributions	(0.43)	(0.42)		(0.53)	(0.58)	(0.52)

Net asset value, end of period	$8.51	$9.31		$8.83	$9.82	$10.28

Total returnA	(4.14)%	10.36%		(4.53)%	1.53%	4.39%

Ratios and supplemental data:
Net assets, end of period	$20,563,082	$29,551,551		$29,739,876	$45,602,098	$58,987,550
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.16%	1.17%		1.17%	1.13%	1.13%
Expenses, net of reimbursements and/or recoupments	1.09%	1.12	%B	1.17%	1.13%	1.14%
Net investment income, before expense reimbursements and/or recoupments	4.40%	3.73%		5.95%	5.80%	4.85%
Net investment income, net of reimbursements and/or recoupments	4.47%	3.78%		5.95%	5.80%	4.84%
Portfolio turnover rate	82%	75%		56%	58%	69%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$9.35	$8.86		$9.85	$10.29	$10.35

Income (loss) from investment operations:
Net investment income	0.33	0.27		0.45	0.51	0.42
Net gains (losses) on investments (both realized and unrealized)	(0.78)	0.57		(0.98)	(0.44)	(0.04)

Total income (loss) from investment operations	(0.45)	0.84		(0.53)	0.07	0.38

Less distributions:
Dividends from net investment income	(0.36)	(0.35)		(0.46)	(0.51)	(0.41)
Distributions from net realized gains	–	–		–	–	(0.03)

Total distributions	(0.36)	(0.35)		(0.46)	(0.51)	(0.44)

Net asset value, end of period	$8.54	$9.35		$8.86	$9.85	$10.29

Total returnA	(4.95)%	9.61%		(5.25)%	0.67%	3.73%

Ratios and supplemental data:
Net assets, end of period	$20,714,400	$25,638,104		$31,330,022	$58,653,731	$59,792,915
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.92%	1.94%		1.94%	1.90%	1.88%
Expenses, net of reimbursements and/or recoupments	1.86%	1.89	%B	1.94%	1.90%	1.88%
Net investment income, before expense reimbursements and/or recoupments	3.67%	2.96%		5.19%	5.07%	4.10%
Net investment income, net of reimbursements and/or recoupments	3.73%	3.01%		5.19%	5.07%	4.10%
Portfolio turnover rate	82%	75%		56%	58%	69%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP Class
	Year Ended August 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of period	$9.59		$8.86		$9.84		$10.30		$10.36

Income from investment operations:
Net investment income	0.42	A	0.35	A	0.56	A	0.58	A	0.49
Net gains (losses) on investments (both realized and unrealized)	(0.81)		0.80		(1.02)		(0.46)		(0.03)

Total income (loss) from investment operations	(0.39)		1.15		(0.46)		0.12		0.46

Less distributions:
Dividends from net investment income	(0.44)		(0.42)		(0.52)		(0.58)		(0.49)
Distributions from net realized gains	–		–		–		–		(0.03)

Total distributions	(0.44)		(0.42)		(0.52)		(0.58)		(0.52)

Net asset value, end of period	$8.76		$9.59		$8.86		$9.84		$10.30

Total returnB	(4.20)%		13.27%		(4.51)%		1.40%		4.49%

Ratios and supplemental data:
Net assets, end of period	$49,295		$59,037		$113,010		$282,847		$705,984
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17%		1.17%		1.16%		1.06%		1.04%
Expenses, net of reimbursements and/or recoupments	1.08%		1.12	%C	1.16%		1.15%		1.15%
Net investment income, before expense reimbursements and/or recoupments	4.43%		3.73%		6.08%		5.83%		4.86%
Net investment income, net of reimbursements and/or recoupments	4.52%		3.78%		6.08%		5.74%		4.75%
Portfolio turnover rate	82%		75%		56%		58%		69%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 31, 2020.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

August 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SiM High Yield Opportunities	1.09%
Sound Point Floating Rate Income	N/A

Qualified Dividend Income:

SiM High Yield Opportunities	1.09%
Sound Point Floating Rate Income	N/A

Long-Term Capital Gain Distributions:

SiM High Yield Opportunities	$0
Sound Point Floating Rate Income	0

Short-Term Capital Gain Distributions:

SiM High Yield Opportunities	$0
Sound Point Floating Rate Income	0

Return of Capital:

SiM High Yield Opportunities	$3,776,198
Sound Point Floating Rate Income	0

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”) and American Beacon SiM High Yield Opportunities Fund (“SiM Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, Sound Point Capital Management, LP (“Sound Point”), and the Trust, on behalf of the Sound Point Fund; and

(3) the Investment Advisory Agreement among the Manager, Strategic Income Management, LLC (“SiM”), and the Trust, on behalf of the SiM Fund. Sound Point and SiM are hereinafter each referred to as a “sub-advisor” and collectively as the “sub-advisors.”

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for each Fund; (3) the profits earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives, as applicable; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of a Fund relative to the performance of other comparable investment accounts managed by the sub-advisor, and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Profits Realized by the Manager from its Relationship with the Funds. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that,

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses, and that Sound Point had agreed to waive a portion of its sub-advisory fees.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds have higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisors that each Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the sub-advisory fee schedule for the SiM Fund, and that the SiM Fund’s asset level had exceeded all applicable breakpoints. With respect to the Sound Point Fund, the Board considered Sound Point’s representation that the Sound Point Fund’s sub-advisory fee rate reflects economies of scale for the benefit of the Sound Point Fund’s shareholders.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed from the R5 Class shares to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Agreements for the SiM Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3	rd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) SiM invests in below investment grade debt securities of smaller-capitalization issuers, and the SiM Fund employs a limited-capacity strategy; and (2) the Manager’s recommendation to continue to retain SiM.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and SiM under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SiM Fund and its shareholders would benefit from the Manager’s and SiM’s continued management of the SiM Fund.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2022 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Sound Point Floating Rate Income Fund

In considering the renewal of the Agreements for the Sound Point Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	3	rd Quintile

The Board also considered: (1) that the Sound Point Fund’s one-year performance in the Broadridge Performance Universe and Morningstar Category was in the 1st quintile, as of December 31, 2021; (2) that the Sound Point Fund employs a limited-capacity strategy as Sound Point invests primarily in mid-sized issues of smaller-capitalization issuers; (3) the higher expenses associated with Sound Point’s analysis of the smaller- and mid-capitalization issuers in which the Fund invests, which may have less information publicly available; (4) Sound Point’s agreement to waive a portion of its sub-advisory fees equal to 0.034% of the Sound Point Fund’s average daily net assets from January 1, 2022 through December 31, 2022, in order to offset the amounts being waived by the Manager pursuant to a contractual fee waiver and expense reimbursement agreement; and (5) the Manager’s recommendation to continue to retain Sound Point.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and Sound Point under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Sound Point Fund and its shareholders would benefit from the Manager’s and Sound Point’s continued management of the Sound Point Fund.

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The SiM High Yield Opportunities Fund was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Sound Point Floating Rate Income Fund had a highly liquid investment minimum during the review period. The Liquidity Committee determined to maintain the highly liquid investment minimum.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-nine funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (64)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year
Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (51)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (50)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022-Present) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director, Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

August 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/22

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$173,091	8/31/2021
$184,000	8/31/2022

(b) Audit Related Fees	Fiscal Year Ended
$0	8/31/2021
$0	8/31/2022

(c) Tax Fees	Fiscal Year Ended
$46,590	8/31/2021
$42,454	8/31/2022

(d) All Other Fees	Fiscal Year Ended
$0	8/31/2021
$0	8/31/2022

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$46,590	$60,169	N/A	8/31/2021
$42,454	$0	N/A	8/31/2022

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12 DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4)(i) Change of Independent Registered Public Accounting Firm

(a)(4)(ii) Letter From Former Accountant

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Funds
Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Funds
Date: November 4, 2022

By	/s/ Sonia L. Bates
Sonia L. Bates
Treasurer
American Beacon Funds
Date: November 4, 2022